UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.            )

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Vermillion, Inc.

(Name of Registrant as Specified In Its Charter)

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VERMILLION INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY, DECEMBER 3, 2010

Dear Stockholder:

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of the Stockholders of Vermillion, Inc., a Delaware corporation (“Vermillion” or “the Company”), will be held on Friday, December 3, 2010 at 8:00 a.m. (Central Standard Time), at the Hampton Inn, 2013 FM 620 South, Lakeway, Texas 78734 for the following purposes:

1.	To elect Gail S. Page and John F. Hamilton as Class III directors, each to serve for a two-year term and until his or her successor is duly elected and qualified, and to elect Dr. William C. Wallen as Class I director to the Company’s Board of Directors, to serve for a three-year term and until his successor is duly elected and qualified (Proposal 1);

2.	To approve the Company’s 2010 Stock Incentive Plan (Proposal 2);

3.	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2010 (Proposal 3); and

4.	To transact such other business as properly may be brought before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The Board of Directors has fixed the close of business on October 15, 2010 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. A complete list of such stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at the Company’s executive offices at 12117 Bee Caves Road, Building Two, Suite 100, Austin, Texas 78738 for a period of 10 days before the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. To ensure your representation at the Annual Meeting, you are urged to sign and date the attached proxy card and return it in the enclosed pre-addressed postage-paid envelope. Any stockholder attending the Annual Meeting may vote in person even if that stockholder has returned a proxy.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be

held on December 3, 2010

The proxy statement and our annual report on Form 10-K for the year ended December 31, 2009 are available at http://www.vermillion.com.

By Order of the Board of Directors

Gail S. Page
Chief Executive Officer

Austin, Texas

October 20, 2010

YOUR VOTE IS IMPORTANT. IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN AND DATE THE ATTACHED PROXY CARD AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

VERMILLION, INC.

12117 Bee Caves Road, Building Two, Suite 100

Austin, Texas 78738

PROXY STATEMENT

Annual Meeting of Stockholders to be Held on December 3, 2010

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Vermillion, Inc., a Delaware corporation (“the Company,” “we,” “us” or “our”), for use at our 2010 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 3, 2010 at 8:00 a.m. (Central Standard Time). The Annual Meeting will be held at the Hampton Inn, 2013 FM 620 South, Lakeway, Texas 78734. The Notice of the Company’s 2010 Annual Meeting, this proxy statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 will first be mailed to stockholders on or about October 29, 2010, and are also available online at http://www.vermillion.com. The Company’s principal executive offices are located at 12117 Bee Caves Road, Building Two, Suite 100, Austin, Texas 78738 and the telephone number is (512) 519-0400.

Record Date; Outstanding Shares

The voting securities entitled to vote at the Annual Meeting consist of only shares of common stock. Only stockholders of record at the close of business on October 15, 2010 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 10,416,085 shares of Vermillion common stock, par value $0.001 per share, issued and outstanding and entitled to vote.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company at its principal executive offices (12117 Bee Caves Road Building Two, Suite 100, Austin, Texas 78738, Attention: Investor Relations) either a written notice of revocation or a duly executed proxy card bearing a later date, or attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy. For shares held in street name by beneficial owners, they may change their votes by submitting new voting instructions to their brokers, banks, or other nominees or, if they have obtained legal proxies from their brokers, banks, or other nominees giving them the right to vote their shares at the Annual Meeting, by attending the Annual Meeting and voting in person.

Solicitation of Proxies

This solicitation of proxies is made by the Company and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions; Broker Non-Votes

Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person and by proxy, at the meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. When a proxy card is properly dated, executed and returned, the shares represented by such proxy card are counted in determining whether a quorum exists, even if the shares are voted “ABSTAIN” or “WITHHELD.”

The proposal to elect the nominees for director set forth herein requires, with respect to the election of each nominee, the affirmative vote of a plurality of the shares present at the meeting in person or by proxy and entitled to vote. Shares voted “ABSTAIN” or “WITHHELD” are not counted as votes cast and, thus, will have no effect on the vote to elect the nominees for director. The proposals to approve the Company’s 2010 Stock Incentive Plan (the “2010 Plan”) and to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm both require the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote. Thus, shares voted “ABSTAIN” or “WITHHELD” will have the same effect as votes AGAINST the approval of the two proposals.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner. Broker non-votes are counted for purposes of determining whether a quorum exists for the transaction of business, but are not treated as entitled to vote and, therefore, are not counted for purposes of determining the number of votes cast with respect to the particular proposal. Accordingly, broker non-votes will make a quorum more readily obtainable, but do not affect the outcome of the vote on the proposal.

If shares are held in street names by beneficial owners, their brokers, banks, or nominees will include a voting instruction card with this proxy statement. They should vote their shares by following the instructions provided on the voting instruction card. An important change in the New York Stock Exchange rules went into effect and is effective for this year’s Annual Meeting. Pursuant to the rule change, brokers are no longer permitted to vote in the election of directors if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares regarding the election of directors.

Voting

Each share of common stock outstanding on the Record Date is entitled to one vote on all matters. Stockholders do not have cumulative voting rights.

When a proxy card is properly dated, executed and returned, the shares represented by such proxy card will be voted at the Annual Meeting in accordance with the instructions of the stockholder as set forth on the proxy card. If no specific instructions are given, the shares will be voted (1) FOR the election of the nominees for director set forth herein, (2) FOR the approval of the Company’s 2010 Plan, (3) FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, and (4) at the discretion of the individuals designated as proxies on the proxy card on such other business as may properly come before the Annual Meeting or any adjournment thereof.

Attendance at the Annual Meeting

Attendance at the Annual Meeting will be limited to stockholders as of the Record Date. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts or by a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership as of the Record Date.

Householding of Proxy Materials

Some banks, brokers and other nominee record holders may be “householding” our proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write to us at our principal executive offices, 12117 Bee Caves Road, Building Two, Suite 100, Austin, Texas 78738, Attn: Investor Relations, telephone: (512) 519-0400. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

Submission of Stockholder Proposals for the 2011 Annual Meeting

Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Stockholder proposals intended to be presented by such stockholders at the Company’s 2011 Annual Meeting of stockholders must be received by the Company no later than January 1, 2011. Stockholders interested in submitting such a proposal are advised to retain knowledgeable legal counsel with regard to the detailed requirements of the applicable securities laws.

YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE.

IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, only it can sign a proxy card with respect to your shares and only upon specific instructions from you. Please return the enclosed proxy card to your broker or bank and contact the person responsible for your account to ensure that a proxy card is voted on your behalf.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our Board of Directors currently consists of six directors. The directors are divided into three classes having staggered three-year terms, so that the term of one class expires at each annual meeting of stockholders. The term of the Class I director will expire at this Annual Meeting, and therefore one nominee is proposed for election as Class I director at this Annual Meeting, to hold office until the annual meeting in 2013 and until his successor is duly elected and qualified. Due to the fact that we did not hold an annual meeting in 2009, two Class III directors’ terms have already expired as of this Annual Meeting. Two nominees are therefore proposed for election as Class III directors at this Annual Meeting, to hold office until the annual meeting of 2012 and until their respective successors are duly elected and qualified. If any of the Board’s nominees are unable or decline to serve as director, the proxies will be voted for any substitute nominee who shall be designated by the Board. It is not expected that any of the Board’s nominees will be unable to or will decline to serve as director.

Nominees for Director

Class III Director Nominees to the Board:

Name	Age	Position with Vermillion
Gail S. Page	55	Chair of the Board, Chief Executive Officer

John F. Hamilton	66	Director
Class I Director Nominee to the Board:
Name	Age	Position with Vermillion
William C. Wallen, Ph.D.	67	Director, Chair of Nominating and Governance Committee, Member of Audit Committee and Compensation Committee

Required Vote; Recommendation

The three nominees receiving the highest number of affirmative votes of the outstanding shares of common stock, present or by proxy, will be elected as directors so long as a quorum is present. Accordingly, a nominee will be elected if the number of votes cast for that nominee exceeds the number of votes withheld from such nominee. Votes withheld from a particular nominee and broker non-votes will be counted for purposes of determining whether a quorum exists but, because directors are elected by a plurality vote, will have no impact on the vote with respect to that nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE. IF YOU SIGN AND RETURN THE ENCLOSED PROXY CARD, UNLESS YOU DIRECT TO THE CONTRARY ON THAT CARD, THE SHARES REPRESENTED BY THAT PROXY CARD WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES LISTED ABOVE.

INFORMATION REGARDING THE BOARD OF DIRECTORS, COMMITTEES, AND CORPORATE GOVERNANCE

Biographical Information of Our Directors

The Company’s Board of Directors currently consists of six directors. The directors are divided into three classes having staggered three-year terms, so that the term of one class expires at each annual meeting of stockholders. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors. The classes are currently comprised as follows:

•	Class I directors. William C. Wallen, Ph.D. is a Class I director, whose term is expiring at this 2010 Annual Meeting;

•	Class II directors. James S. Burns, Peter S. Roddy and Carl Severinghaus are Class II directors, whose terms will expire at the annual meeting of stockholders held in 2011; and

•	Class III directors. John F. Hamilton and Gail S. Page are Class III directors, whose terms expired in 2009. They continued to serve as Class III directors in 2010.

Class III Directors Nominated for Election to a Two-Year Term Expiring at the 2012 Annual Meeting of Stockholders

Gail S. Page, age 55, has been a director of Vermillion since December 2005. Ms. Page joined Vermillion in January 2004 as President of the Company’s Diagnostics Division and an Executive Vice President of Vermillion, and was promoted to President and Chief Operating Officer of Vermillion in August 2005. Subsequently, Ms. Page became the President and Chief Executive Officer of Vermillion in December 2005 and served in this capacity until her resignation on March 27, 2009 due to Vermillion’s bankruptcy proceeding. In connection with Vermillion’s emergence from bankruptcy, Ms. Page was reappointed as Chief Executive Officer of Vermillion on February 1, 2010. From October 2000 to January 2003, Ms. Page was Executive Vice President and Chief Operating Officer of Luminex Corporation. From 1988 to 2000, Ms. Page held various senior level management positions with Laboratory Corporation of America (“LabCorp”). In 1993, Ms. Page was named Senior Vice President, Office of Science and Technology at LabCorp, responsible for the management of scientific affairs in addition to the diagnostics business segment. Additionally, from 1995 to 1997, Ms. Page headed the Cytology and Pathology Services business unit for LabCorp. From 1988 to 2000, Ms. Page was a member of the Scientific Advisory Board at LabCorp and chaired the committee from 1993 to 1997. Prior to her years at LabCorp and its predecessor, Roche Biomedical, Ms. Page worked in various functions in the academic field and the diagnostics industry. Ms. Page received her A.S. in Medical Technology in combination with a Cardiopulmonary Technology Diploma from the University of Florida. Ms. Page also completed an executive management course at the Kellogg School of Management at Northwestern University.

The Board has nominated Ms. Page for her intimate knowledge of our business and extensive experience in the management and development of biotechnology companies. Ms. Page’s role as Chief Executive Officer of our Company gives her strong knowledge of the Company’s strategy, markets, competitors and operations. She also brings significant experience in commercializing, sales and marketing of diagnostic products.

John F. Hamilton, age 66, has been a director of Vermillion since April 2008. From 1997 until his retirement in 2007, Mr. Hamilton served as Vice President and Chief Financial Officer of Depomed, Inc. Mr. Hamilton began his career in international banking with The Philadelphia National Bank and Crocker National Bank, and went on to hold senior financial positions at several biopharmaceutical companies including Glyko, Inc., which is now BioMarin Pharmaceuticals, and Chiron Corporation. Mr. Hamilton sits on the regional Board of Directors of the Association of Bioscience Financial Officers, and is past-president of the Treasurers Club of San Francisco. Mr. Hamilton received his M.B.A. from the University of Chicago and B.A. in International Relations from the University of Pennsylvania.

The Board has nominated Mr. Hamilton for his extensive experience in finance and capital markets gained through his education and his senior financial positions at various biopharmaceutical companies. Mr. Hamilton brings to the Board significant strategic and financial expertise and leadership experience.

Class I Director Nominated for Election to a Three-Year Term Expiring at the 2013 Annual Meeting of Stockholders

William C. Wallen, Ph.D., age 67, was appointed to Vermillion’s Board of Directors on February 1, 2010 and serves as Chairman of the Company’s Nominating and Governance Committee. Additionally, he is a member of Vermillion’s Audit Committee and Compensation Committee, and served on its Scientific Advisory Board from April 2006 until February 2010 when he joined the Board of Directors. Dr. Wallen served as the Senior Vice President and Chief Scientific Officer of IDEXX Laboratories, Inc. (“IDEXX”) beginning September 2003, and retired from IDEXX on March 3, 2010. Commencing in December 2008, Dr. Wallen took on the position of leading its infectious disease product manufacturing operations. Dr. Wallen led IDEXX’s pharmaceutical products business from September 2003 until IDEXX sold certain product lines and restructured that business in 2008. Prior to joining IDEXX, Dr. Wallen held various positions with Bayer Corporation, most recently as Senior Vice President, Research and Development, and Head, Office of Technology for the Diagnostics Division of Bayer Healthcare. From 2001 to 2003, Dr. Wallen served as Senior Vice President and Head of Research, Nucleic Acid Diagnostics Segment; from 1999 to 2001, as Senior Vice President of Research and Development Laboratory Testing Segment; and from 1993 to 1999, as Vice President of Research and Development, Immunodiagnostic and Clinical Chemistry Business Units. Before joining Bayer Corporation, from 1990 to 1993, Dr. Wallen was Vice President, Research and Development at Becton Dickinson Advanced Diagnostics. Dr. Wallen is a member of the American Association of Clinical Chemistry, the American Society for Microbiology, American Association for Cancer Research, The Leukemia society of America, and the New York Academy of Science. Dr. Wallen has authored or co-authored 55 scientific papers and articles covering topics in immunology, virology, oncology and detection methodologies. Dr. Wallen received his B.S. in Zoology and M.S. in Microbiology from Michigan State University, and Ph.D. in Molecular Biology from University of Arizona College of Medicine.

The Board has nominated Dr. Wallen for his extensive experience in research and development and corporate governance matters in the diagnostics industry. The Board believes that Dr. Wallen’s background in managing public companies gives him the qualification and skills to serve as a director of the Company and a key member of the Board’s Audit, Compensation, and Nominating and Governance Committees.

Class II Directors Continuing in Office until the 2011 Annual Meeting of Stockholders

James S. Burns, age 63, has been a director of Vermillion since June 2005. Mr. Burns is currently President, Chief Executive Officer and director of AssureRx, Health, Inc., a personalized medicine company which specializes in pharmacogenetics for neuropsychiatric disorders. Prior to joining AssureRx, Health, Inc., Mr. Burns was the President and Chief Executive Officer of EntreMed, Inc. from June 2004 to December 2008, and a director from September 2004 to December 2008. Mr. Burns was a co-founder and, from 2001 to 2003, served as President and as Executive Vice President of MedPointe, Inc., a specialty pharmaceutical company that develops, markets and sells branded prescription pharmaceuticals. From 2000 to 2001, Mr. Burns served as a founder and Managing Director of MedPointe Capital Partners, a private equity firm that led a leveraged buyout to form MedPointe Pharmaceuticals. Previously, Mr. Burns was a founder, Chairman, President and Chief Executive Officer of Osiris Therapeutics, Inc., a biotech company developing therapeutic stem cell products for the regeneration of damaged or diseased tissue. Mr. Burns has also been Vice Chairman of HealthCare Investment Corporation and a founding General Partner of Healthcare Ventures L.P., a venture capital partnership specializing in forming companies building around new pharmaceutical and biotechnology products; Group President at Becton Dickinson and Company, a multidivisional biomedical products company; and Vice President and Partner at Booz Allen & Hamilton, Inc., a multinational consulting firm. Mr. Burns is a director of Symmetry Medical Inc. (NYSE: SMA), a supplier of products and services to orthopedic and other medical device companies, and a director of the International BioResources Group and the American Type Culture Collection (ATCC). Mr. Burns received his B.S. and M.S. in Biological Sciences from the University of Illinois, and M.B.A. from DePaul University.

The Board has concluded that based on Mr. Burns’ extensive experience in the diagnostics industry, current and prior directing and management experience and education, he has the qualification and skills to serve as a director of the Company.

Peter S. Roddy, age 50, was appointed to Vermillion’s Board of Directors and Audit Committee on February 18, 2010. Mr. Roddy has served as Vice President and Chief Financial Officer of Pain Therapeutics, Inc. since July 2004, and as its Chief Financial Officer since November 2002. From 1990 to 2002, Mr. Roddy held a variety of senior management positions at COR Therapeutics, Inc. (now part of Takeda Pharmaceutical Company Limited), a biopharmaceutical company, including Senior Vice President, Finance and Chief Financial Officer between 2000 and 2002. Prior to 1990, Mr. Roddy held a variety of positions at Price Waterhouse & Company, Hewlett Packard Company and MCM Laboratories, Inc. Mr. Roddy received his B.S. in Business Administration from the University of California, Berkeley.

The Board has concluded that based on Mr. Roddy’s extensive experience in the life science industry, including relevant experience as an executive officer and chief financial officer, as well as experience at a major accounting firm, he has the qualifications and skills to serve as a director of the Company and Chairman of the Audit Committee.

Carl Severinghaus, age 58, was appointed to Vermillion’s Board of Directors on March 3, 2010 and serves as its Compensation Committee Chairman. In addition, he is a member of its Audit Committee and Nominating and Governance Committee. Mr. Severinghaus has held the position of President of Tecan Americas since 2009. He is responsible for the sales and operations for the Americas Sales Regions, including U.S., Canada, and South America. From 2007 to 2008, he was Senior Vice President of International Sales, responsible for the worldwide sales and operations of the direct and OEM sales channels. Since 2007, he has served as a member to the Executive Committee of Tecan, an internal Board responsible for implementing the Board of Directors’ worldwide strategies and goals. He was President and General Manager of Tecan from 1999 to 2006, and Vice President of Sales and National Sales Manager from 1991 to 1998. Prior to joining Tecan, he held National Sales Manager position at American Monitor Corporation from 1980 to 1991. Mr. Severinghaus received his Bachelor of Fine Arts degree in Communications and Public Speaking from Drake University in 1974. He is a member of the Analytical & Life Science Systems Association, the Association for Laboratory Science, and the American Association for Clinical Chemistry.

The Board has concluded that Mr. Severinghaus’ demonstrated executive level management and commercial operations skills, both domestically and internationally, make him a valuable component of a well-rounded Board and a key member of the Board’s Audit, Compensation, and Nominating and Governance Committees.

Independence of the Board of Directors

The Company has identified the following directors as independent directors.

Name	Board	Audit Committee	Compensation Committee	Nominating and Governance Committee
John F. Hamilton (1)	—
James S. Burns (1)	—
William C. Wallen, Ph.D. (2)	—	—	—	Chair
Peter S. Roddy (2)	—	Chair
Carl Severinghaus (2)	—	—	Chair	—

(1)	Due to the fact that Mr. Hamilton and Mr. Burns received compensation pursuant to the Debtor’s Incentive Plan in fiscal year 2010 as described under “Executive Compensation—Compensation Discussion and Analysis” below, there is uncertainty as to whether they are independent directors in fiscal year 2010, as defined by NASDAQ Listing Rule 5605(a)(2). The Board has treated Mr. Hamilton and Mr. Burns as independent directors with respect to Board member positions, but has not treated them as independent directors with respect to Committee member positions.
(2)	The Board has determined that Dr. Wallen, Mr. Roddy and Mr. Severinghaus are independent directors as defined by NASDAQ Listing Rule 5605(a)(2).

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having the Company’s Chief Executive Officer serve as Chairman is in the best interest of the Company’s stockholders. This structure makes the best use of the Chief Executive Officer’s extensive knowledge of the Company and its industry, as well as fostering greater communication between the Company’s management and the Board.

Role in the Board in Risk Oversight

The Board is involved in oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board, and particularly the Audit Committee and Nominating and Governance Committee, but the full Board has retained responsibility for general oversight of risks. The Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Meetings of the Board of Directors

Our Board establishes overall policies and standards and reviews the performance of management. During the fiscal year ended December 31, 2009, the Board held thirteen meetings and took action by unanimous written consent on four occasions. Each Board member attended 75% or more of the aggregate meetings of the Board, on which he or she served, held during the period for which he or she was a director. Applicable NASDAQ listing standards require that the independent directors meet from time to time in executive session. In fiscal 2009, our independent directors met in regularly scheduled executive sessions at which only independent directors were present. It is our policy to request that all Board members attend the annual meeting of stockholders. Due to the bankruptcy proceeding in 2009, we did not hold an annual meeting in 2009.

Audit Committee

The Audit Committee of the Board was established by the Board to oversee the Company’s corporate accounting and financial reporting processes, systems of internal control over financial reporting and the quality and integrity of the Company’s financial statements and reports. In addition, the Audit Committee oversees the qualification, independence and performance of the Company’s independent registered public accounting firm. The Audit Committee also recommends to the Board the appointment of our independent registered public accounting firm.

The Audit Committee is currently composed of three directors: Mr. Roddy, Chairman, Dr. Wallen and Mr. Severinghaus. The Audit Committee is governed by a written Audit Committee Charter adopted by the Board. The Audit Committee charter can be found in the Investor Relations section of the Company’s website at http://www.vermillion.com. Due to the Company’s bankruptcy proceeding, the Audit Committee did not meet in 2009.

The Board has determined that all members of the Company’s Audit Committee are independent, as the term is currently defined in NASDAQ Listing Rules 5605(a)(2). The Board has determined that Mr. Roddy qualifies as an “audit committee financial expert,” as defined in applicable rules. The Board made a qualitative assessment of Mr. Roddy’s level of knowledge and experience based on a number of factors, including his experience as the chief financial officer of several companies.

Compensation Committee

The Compensation Committee of the Board acts on behalf of the Board to review, adopt and oversee our compensation strategy, policies, plans and programs. The Compensation Committee reviews and recommends to the Board for approval the compensation (i.e., salary, bonus and stock-based compensation grants) and other terms of employment or service of our Chief Executive Officer and other executive officers, reviews with management the Company’s Compensation Discussion and Analysis for inclusion in the Company’s proxy statements and other Securities and Exchange Commission (the “SEC”) filings, and administers our 2010 Plan. The Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

The Compensation Committee is currently composed of two directors: Mr. Severinghaus, Chairman, and Dr. Wallen. The Board has determined that both members of the Company’s Compensation Committee are independent pursuant to NASDAQ Listing Rule 5605(a)(2). The Compensation Committee has adopted a written charter that can be found in the Investor Relations section of the Company’s website at http://www.vermillion.com. Due to the Company’s bankruptcy proceeding the Compensation Committee did not meet in 2009.

The performance and compensation process and specific determinations of the Compensation Committee with respect to executive compensation for 2009 and for certain elements of compensation for 2010 are described in greater detail in the Compensation Discussion and Analysis section of this proxy statement.

Compensation Committee Interlocks and Insider Participation

None of the members of Vermillion’s Compensation Committee was an officer or employee of Vermillion, was formerly an officer of Vermillion or had any relationship with Vermillion, except that the Company has entered into indemnification agreements with each of its directors, which require the Company to indemnify its directors to the fullest extent permitted by law in the State of Delaware.

None of Vermillion’s executive officers serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more of its executive officers serving as a member of Vermillion’s Board of Directors or Compensation Committee.

Compensation Policies and Practices regarding Risk Management

In fulfilling its role in assisting the Board in its risk oversight responsibilities, the Compensation Committee believes that the Company’s compensation policies and practices do not motivate imprudent risk taking. Specifically, the Compensation Committee reviewed the following features of our compensation programs that guard against excessive risk-taking:

•	the Company’s annual incentive compensation is based on balanced performance metrics that promote disciplined progress towards longer-term Company goals;

•	the Company does not offer significant short-term incentives that might drive high-risk investments at the expense of long-term Company value; and

•

the Company’s compensation awards are capped at reasonable and sustainable levels, as determined by a review of the Company’s economic position and prospects, as well as the compensation offered by comparable companies.

Nominating and Governance Committee

Our Nominating and Governance Committee currently consists of Dr. Wallen, Chairman and Mr. Severinghaus. The Nominating and Governance Committee did not meet during 2009 due to the Company’s bankruptcy proceeding.

The Nominating and Governance Committee is responsible for identifying individuals qualified to serve as members of the Board, recommending to the independent members of the Board nominees for election as our directors, and providing oversight with respect to corporate governance and ethical conduct. The Board has determined that both Dr. Wallen and Mr. Severinghaus are “independent directors” as currently defined in NASDAQ Listing Rule 5605(a)(2). Our director nomination process meets applicable NASDAQ requirements because our director nominees are selected by the independent members of the Board. The Nominating and Governance Committee has adopted a written charter that can be found in the Investor Relations section of the Company’s website at http://www.vermillion.com.

The information below describes the criteria and process that the Nominating and Governance Committee uses to evaluate candidates to the Board.

Board Membership Criteria

The Nominating and Governance Committee is responsible for assessing the appropriate balance of experience, skills and characteristics required of the Board. Nominees for director are selected on the basis of depth and breadth of experience, knowledge, integrity, ability to make independent analytical inquiries, understanding of our business environment, the willingness to devote adequate time to Board duties, the interplay of the candidate’s experience and skills with those of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any Committees of the Board. Although there is no specific policy regarding diversity in identifying director nominees, both the Nominating and Governance Committee and the Board seek the talents and backgrounds that would be most helpful to us in selecting director nominees. In particular, the Nominating and Governance Committee, when recommending director candidates to the full Board for nomination, may consider whether a director candidate, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience.

Stockholders Proposals for Nominees

The Nominating and Governance Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Nominating and Governance Committee c/o the Corporate Secretary of our Company and should include (at a minimum) the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) the name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of our common stock which are owned beneficially and of record by such stockholder(s); and (c) appropriate biographical information and a statement as to the qualifications of the nominee, and should be submitted in the time frame described under “Information About the Annual Meeting and Voting—Submission of Stockholder Proposals for the 2011 Annual Meeting” above.

Process for Identifying and Evaluating Nominees

The Nominating and Governance Committee initiates the process for identifying and evaluating nominees to the Board by identifying a slate of candidates who meet the criteria for selection as nominees and have the specific qualities or skills being sought based on input from members of the Board, management and, if the Nominating and Governance Committee deems appropriate, a third-party search firm. Candidates are evaluated by the Nominating and Governance Committee on the basis of the factors described above under “Board Membership Criteria.” With respect to candidates for initial election to the Board, the Nominating and Governance Committee also reviews biographical information and qualifications and checks the candidates’ references. Qualified candidates are interviewed by at least one member of the Nominating and Governance Committee. Serious candidates meet, either in person or by telephone, with all members of the Nominating and Governance Committee and as many other members of the Board as practicable.

Using the input from interviews and other information obtained, the Nominating and Governance Committee evaluates which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the independent members of the Board that the Board nominate, or elect to fill a vacancy with, a prospective candidate. Candidates recommended by the Nominating and Governance Committee are presented to the independent members of the Board for selection as nominees to be presented for the approval of the stockholders or for election to fill a vacancy. The Nominating and Governance Committee expects that a similar process will be used to evaluate nominees recommended by stockholders.

Nominees to the Board of Directors for the Annual Meeting.

The nominees for the Annual Meeting were recommended for selection by the Nominating and Governance Committee and were selected by the independent members of the Board.

Code of Ethics

The Company has adopted the Vermillion, Inc. Code of Ethics that applies to all officers, directors and employees of the Company. The Code of Ethics is available under the Investor Relations section of our website at http://www.vermillion.com. We will disclose on our website any waiver of, or amendment to, the Code of Ethics.

Stockholder Communications

Stockholders of the Company may communicate directly with the Board of Directors in writing, addressed to:

Board of Directors

c/o Corporate Secretary

Vermillion, Inc.

12117 Bee Caves Road, Building Two, Suite 100

Austin, Texas 78738

The Corporate Secretary will review each stockholder communication. The Corporate Secretary will forward to the entire Board (or to members of a committee thereof, if the communication relates to a subject matter clearly within that committee’s area of responsibility) each communication that (a) relates to the Company’s business or governance, (b) is not offensive and is legible in form and reasonably understandable in content, and (c) does not merely relate to a personal grievance against the Company, a director, a member of the management, or other employees of the Company, or to further a personal interest not shared by the other stockholders generally.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee Report 1

The Company’s executive compensation program for its named executive officers (“NEOs”) is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

This report is provided by the following independent directors of the Compensation Committee:

Carl Severinghaus, Chairman

William C. Wallen

Compensation Discussion and Analysis

Named Executive Officers

The NEOs for the year ended December 31, 2009, were as follows:

Name	Positions
Gail S. Page	Executive Chair of the Board; President and Chief Executive Officer

Eric T. Fung, M.D., Ph.D.	Vice President and Chief Scientific Officer

Simon C. Shorter, Ph.D.	Vice President, Corporate Business Development

Compensation Philosophy and Objectives

The goal of the Company’s compensation program for its NEOs is the same for the overall Company, which is to foster compensation policies and practices that attract, engage and motivate high caliber talent by offering a competitive pay and benefits program. The Company is committed to a total compensation philosophy and structure that provides flexibility in responding to market factors; rewards and recognizes superior performance; attracts highly skilled, experienced and capable employees; and is fair and fiscally responsible.

The Compensation Committee has designed and implemented compensation programs for the Company’s NEOs to reward them for their leadership excellence, for sustaining the Company’s financial and operating performance, to align their interests with those of Vermillion’s stockholders and to encourage them to remain with the Company for long and productive careers.

Most of the Company’s compensation elements simultaneously fulfill one or more performance, alignment or retention objectives.

Method for Determining Compensation Amounts

With the exception of 2009, where the Compensation Committee did not meet due to the bankruptcy proceeding, the Compensation Committee annually reviews and approves (1) annual base salaries, (2) annual incentive bonuses, including specific goals and percentages, (3) equity compensation, and (4) employee benefit programs for the NEOs.

1	The information provided under the heading “Compensation Committee Report” shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that it is specifically incorporated by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

In making compensation decisions other than for 2009, the Compensation Committee considers the following:

•	Company Performance. The Compensation Committee reviews the Company’s operational performance and the achievement of its pre-established goals for the fiscal year.

•

Executives’ Performance. The Compensation Committee evaluates an executive’s performance during the year including leadership qualities, responsibilities, and contribution to the Company’s performance. The relative importance of each factor varies among the Company’s NEOs depending on their positions and the particular operations or functions for which they are responsible.

•

Compensation Consultant and Survey. The Compensation Committee relies on general executive compensation information received from the Company’s human resource consultant. The Compensation Committee uses formal and informal compensation surveys to benchmark the compensation of the Company’s NEOs against the compensation levels for executive officers of companies of similar size and market segments.

•

Recommendations of the Chief Executive Officer. The Compensation Committee considers the recommendations of the Company’s Chief Executive Officer, who assesses the performance of the other NEOs and adjustments to their base salary and other elements of compensation.

Compensation Components

The compensation of each NEO consists primarily of the following four major components:

•	base salary;

•	annual bonus;

•	equity incentive awards; and

•	employee benefits programs, including:

•	severance and change in control benefits; and

•	perquisites and other benefits

Base salaries and annual bonuses are designed to reward annual achievements and be commensurate with the executives’ scope of responsibilities, demonstrated leadership abilities and management experience and effectiveness. Other elements of compensation focus on motivating and challenging the executives to achieve superior, longer-term, sustained results.

Base Salaries. Overall average base salaries are targeted at the 50th percentile of the companies with which the Company competes for labor talent. The Compensation Committee normally adjusts the base salaries for the NEOs in April of each calendar year. In 2009, due to the bankruptcy proceeding and the drastic cost-cutting measures that the bankruptcy proceeding entailed, base salaries were reduced and/or eliminated and NEOs were terminated and retained as consultants to the extent absolutely critical.

Annual Bonuses. Consistent with the Company’s objectives to tie a significant portion of the NEOs’ total compensation to the Company’s performance, the Compensation Committee normally approves specific corporate goals for incentive bonuses. The bonus plan is generally structured as follows, with changes made from year to year to reflect changing business needs and competitive circumstances:

•

At the beginning of each fiscal year, the Compensation Committee establishes performance measures and goals, which typically include milestones and targets. The Compensation Committee typically assigns a weight value based upon the overall goals in order to ensure a balanced approach to the various factors applied to determining bonus amounts.

•

Also at the beginning of each fiscal year, the Compensation Committee establishes payout targets for each NEO. The Compensation Committee generally establishes the individual payout targets for each NEO based on the executive’s position, level of responsibility and a review of the compensation information of other companies. Under the terms of the Company’s Chief Executive Officer’s employment agreement, Ms. Page is eligible for a discretionary bonus of up to 50% of her annual base salary, based on meeting objectives to be established by the Compensation Committee.

•

After the close of each fiscal year, the Compensation Committee assesses the performance of each NEO against the pre-established metrics for the Company. Each NEO receives a bonus based on his or her individual payout target and the Company’s performance relative to the specific performance goal.

The Company’s incentive bonuses are measured against corporate goals which generally include Company targets, product development and management team building. In 2009, however, given that the Company had very little cash, and significant debt and expenses, no incentive bonuses were contemplated, promised, or paid to the NEOs due to the bankruptcy proceeding.

Equity Incentive Compensation. The equity component of the Company’s executive compensation program is designed to fulfill its performance alignment and retention objectives. The Company previously maintained the Vermillion, Inc. 2000 Stock Plan (the “2000 Stock Plan”), which expired in 2010. Stock options granted under the 2000 Stock Plan provided participants with the right to purchase shares of Vermillion’s common stock at a predetermined exercise price. Proposal 2 below describes the 2010 Plan by which the Company will make future equity awards.

In general, the NEOs receive incentive stock option grants at the time of hire; annually thereafter, they receive non-qualified stock options, as recommended by the Compensation Committee. Stock option grants are based on individual performance and contributions toward the achievement of the Company’s business objectives, as well as overall Company performance. The number of underlying shares that may be purchased pursuant to the stock options granted to each NEO varies based on the executive’s position and responsibilities. In addition, amounts are determined by comparing the level of equity-based compensation that is awarded to executives of competing companies.

Employee Benefits Programs. The Company’s employee benefits program primarily consists of two components: (1) severance and change in control arrangements and (2) perquisites and other benefits.

Severance and Change in Control Arrangements. The Compensation Committee believes that executive officers have a greater risk of job loss or modification as a result of a change in control transaction than other employees. Accordingly, Vermillion’s employment agreement with the Chief Executive Officer includes change of control provisions, and Vermillion has also entered into change in control agreements with its other executive officers under which they will receive certain payments and benefits upon qualifying terminations that follow a change in control. The principal purpose of the change in control agreements is to provide executive officers with appropriate incentives to remain with the Company before, during and after any change in control transaction by providing the executive officers with security in the event their employment is terminated or materially changed following a change in control. By providing this type of security, the change in control agreements help ensure that the executive officers support any potential change in control transaction that may be in the best interests of Vermillion’s stockholders, even while the transaction may create uncertainty in the executive officer’s personal employment situation. The Compensation Committee believes that the payment of salary and benefits for one year for the chief executive officer, nine months for other NEOs and six months for other executive officers is reasonable and appropriate to achieve the desired objectives of the agreements.

Perquisites and Other Benefits. The Company’s NEOs participate in its standard employee benefits programs including medical, dental, life, short-term and long-term disability insurance, and flexible spending accounts. In addition, the Company offers a health expense reimbursement program to its NEOs, and its Chief Executive Officer receives a monthly cash car allowance.

Interrelationship of Compensation Elements

The Compensation Committee does not adhere to rigid formulas when determining the amount and mix of compensation elements. Compensation elements for each executive are reviewed in a manner that optimizes the executive’s contribution to the Company and reflects an evaluation of the compensation paid by the Company’s competitors. The Compensation Committee reviews both current pay and the opportunity for future compensation to achieve an appropriate mix between equity incentive awards and cash payments in order to meet its objectives. However, prior stock compensation gains are not considered in setting future compensation levels. The mix of compensation elements is designed to reward recent results and motivate long-term performance through a combination of cash and equity incentive awards.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code (the “Code”) disallows a tax deduction to publicly-held companies for certain compensation in excess of $1,000,000 paid to the Company’s chief executive officer and three other officers (other than the chief financial officer) whose compensation is required to be reported to the Company’s stockholders pursuant to the Exchange Act. Certain performance-based compensation approved by Vermillion’s stockholders, including option grants under the 2000 Stock Plan, generally is not subject to the deduction limit. It is the Compensation Committee’s policy to maximize the effectiveness of the Company’s executive compensation in this regard.

The Company has granted stock options as incentive stock options in accordance with Section 422 of the Code subject to the volume limitations contained in the Code. Generally, the exercise of an incentive stock option does not trigger any recognition of income or gain to the holder. If the stock is held until at least one year after the date of exercise (or two years from the date the option is granted, whichever is later), all of the gain on the sale of the stock, when recognized for income tax purposes, will be capital gain, rather than ordinary income, to the recipient. Consequently, the Company does not receive a tax deduction. For stock options that do not qualify as incentive stock options, the Company is entitled to a tax deduction in the year in which the stock options are exercised equal to the spread between the exercise price and the fair market value of the stock for which the stock option was exercised. The holders of the non-qualified stock options are generally taxed on this same amount in the year of exercise.

Named Executive Officer Compensation

President and Chief Executive Officer. On December 31, 2005, Vermillion entered into an employment agreement with Ms. Page as its President and Chief Executive Officer. Under the terms of her original employment agreement, Ms. Page had an initial base salary of $350,000, as adjusted by the Board of Directors from time to time; was eligible for a bonus of up to 50% of her base salary that is based on the achievement of reasonable performance-related goals as determined by the Board of Directors; had an initial option grant to purchase 40,000 shares of Vermillion’s common stock at $9.00 per share; and had an annual car allowance of $10,000. On November 18, 2008, Ms. Page’s employment agreement was amended and restated to reflect her current annual base salary of $364,000 and to comply with (or be exempted from) the applicable requirements of Section 409A of the Code. Ms. Page’s employment with Vermillion was for an unspecified duration and constituted “at-will” employment. At the option of either Vermillion or Ms. Page, with or without notice, the employment relationship may be terminated at any time, with or without cause (as defined in the employment agreement) or for any or no cause. If Vermillion terminates Ms. Page’s employment for reasons other than for cause, or if Ms. Page terminates her employment for good reason (as defined in the employment agreement), Ms. Page, upon executing a release of claims in favor of Vermillion, will be entitled to receive (i) continued payment of base salary for a period of 12 months, (ii) immediate vesting of 24-months of any options previously granted by Vermillion in addition to a 24-month period after termination to exercise any or all of her vested options to purchase Vermillion’s common stock; and (iii) continued health and dental benefits paid by Vermillion until the earlier of 12 months after termination or the time that Ms. Page obtains employment with reasonably comparable or better health and dental benefits. Additionally, if Ms. Page’s employment is terminated by Vermillion for reasons other than for cause or by her for good reason with the 12-month period following a change in control (as defined in the employment agreement), Ms. Page will receive (i) continued payment of base salary for a period of 12 months, (ii) immediate 100% vesting of any then unvested options previously granted by Vermillion in addition to a period after termination at the discretion of Vermillion to exercise any or all of her vested options to purchase Vermillion’s common stock; and (iii) continued health and dental benefits paid by Vermillion until the earlier of 12 months after termination or the time that Ms. Page obtains employment with reasonably comparable or better health and dental benefits. Ms. Page’s employment agreement also contains a “nonsolicitation” clause, which provides that, in the event that Ms. Page’s employment is terminated, she is prohibited from directly or indirectly soliciting or encouraging any employee or contractor of the Company or its affiliates to terminate employment with or cease providing services to the Company or its affiliates; and prohibited from soliciting or interfering with any person engaged by the Company as a collaborator, partner, licensor, licensee, vendor, supplier, customer or client to the Company’s detriment. As a result of the bankruptcy, severance amounts became due to Ms. Page, who was asked to resign from the Company on March 27, 2009. After she was asked to resign, Ms. Page worked as a consultant for Vermillion from March 2009 to January 2010. Pursuant to the terms of the consulting agreement between Vermillion and Ms. Page, she was paid $230 per hour for her services as a consultant.

In connection with the Company’s emergence from bankruptcy, Ms. Page was reappointed as Chief Executive Officer of the Company on February 1, 2010. On September 28, 2010, Ms. Page’s employment agreement was further amended and restated to increase her annual base salary from $364,000 to $385,000.

Other Named Executive Officers. Employment of the NEOs other than Ms. Page was for an unspecified duration and constituted “at-will” employment, allowed the NEO by notifying the Company or the Company with or without notice to terminate the NEO’s employment with the Company at any time and for any reason whatsoever. Accordingly, upon a termination, the NEOs other than Ms. Page would receive their accrued salary, earned bonus, unreimbursed expenses and other entitlements to the date of termination, unless the Compensation Committee determined to provide additional severance payments. In addition to their initial base salaries and initial option grant to purchase shares of Vermillion’s common stock, the NEOs were eligible for a bonus as a percentage of their base salary based on the achievement of reasonable performance-related goals as determined by the Board of Directors.

On August 26, 2008, Vermillion entered into separate employee severance agreements with Dr. Fung and Dr. Shorter. Each severance agreement provides certain severance benefits to the employee in the event that Vermillion terminates the employee’s employment without cause or the employee resigns from his employment for good reason. The severance benefits provided for in the agreements with Dr. Fung and Dr. Shorter include (i) continued payment of the employee’s base salary, as then in effect, payable over a period of nine months following the date of termination, (ii) immediate, accelerated vesting of 24 months of any options previously granted by Vermillion to the employee and (iii) continuation of health and dental benefits through COBRA premiums paid by Vermillion directly to the COBRA administrator for a period of nine months following the date of termination. Each severance agreement also provides that, in the event the employee’s employment is terminated by Vermillion for reasons other than cause or by the employee for good reason within the 12-month period following a change in control, then, in addition to the severance benefits described above, any then-unvested shares under Vermillion’s stock option plans then held by the employee will fully vest immediately upon the date of such termination. Payment of the severance benefits under these agreements will be conditioned on the employee’s continued compliance with the provisions of each employee’s proprietary information and inventions agreement and will be delayed as required by Section 409A of the Code.

As a result of the bankruptcy, severance amounts became due to Dr. Shorter, who was asked to resign from the Company on March 27, 2009. No severance amounts became due to Dr. Fung, who resigned from the Company on March 19, 2009. After his resignation, Dr. Fung worked as a consultant for Vermillion from September 2009 to January 2010. Based on the consulting agreement between Vermillion and Dr. Fung, he was paid $137.50 per hour for his services as a consultant.

In connection with the Company’s emergence from bankruptcy, Dr. Fung was reappointed as the Company’s Senior Vice President, Chief Science Officer on February 1, 2010. On September 28, 2010, the Company entered into an employment agreement with Dr. Fung. Pursuant to the terms of the employment agreement, the Company will pay Dr. Fung an annual salary of at least $275,000. He will be eligible for a bonus of up to 50% of his base salary for achievement of reasonable performance-related goals to be defined by the Company’s Chief Executive Officer or the Board of Directors. In the event Dr. Fung is terminated without cause or for good reason (as defined in the employment agreement), he is entitled to receive (i) continued payment of base salary for a period of 9 months, (ii) immediate vesting of 24-months of any options previously granted by the Company in addition to a 24-month period after termination to exercise any or all of his vested options to purchase the Company’s common stock; and (iii) continued health and dental benefits paid by the Company until the earlier of 9 month after termination or the time that Dr. Fung obtains employment with reasonably comparable or better health and dental benefits. Additionally, if Dr. Fung’s employment is terminated without cause or for good reason with the 12-month period following a change in control (as defined in the employment agreement), then, in addition to the three severance obligations due to Dr. Fung as described above, 50% of any then-unvested options previously granted by the Company to Dr. Fung will vest upon the date of such termination, and the period of time for their exercise will be at the discretion of the Company.

Summary Compensation Table

The compensation earned by the NEOs for the years ended December 31, 2009 and 2008 was as follows:

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Award	Option Awards (6)	Non-Equity Incentive Plan Compensation (7)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation		Total ($)
Gail S. Page	2009	$87,323	$—	$—	$211,247	$—	$—	$611,520	(1)	$910,090
Director, President and Chief Executive Officer (Principal Executive Officer)	2008	364,550	—	—	207,109	—	—	29,278	(2)	600,937

Eric T. Fung, M.D., Ph.D.	2009	49,767	—	—	190,194	—	—	79,082	(3)	319,043
Vice President and Chief Scientific Officer	2008	220,550	—	—	91,165	—	—	1,203	(4)	312,918

Simon C. Shorter, Ph.D.	2009	48,990	—	—	9,246	—	—	179,922	(5)	238,157
Vice President, Corporate Business Development	2008	204,550	—	—	49,251	—	—	1,772	(4)	255,573

(1)	Amount represents Ms. Page’s accrued severance of $365,753, consulting income of $189,856, health expense reimbursement program of $562, COBRA payment of $2,252, car allowance of $5,557, and PTO payout of $47,540. Due to the bankruptcy proceeding, Ms. Page was not paid for her service as Executive Chair of the Board of Directors.
(2)	Amount represents Ms. Page’s health expense reimbursement program of $538 and car allowance of $28,740.
(3)	Amount represents Dr. Fung’s consulting income of $45,038 and PTO payout of $34,044.
(4)	Amount represents amounts paid through the Company’s health expense reimbursement program.
(5)	Amount represents Dr. Shorter’s health care reimbursement payment of $1,098, PTO payout of $25,087, and accrued severance of $153,737.
(6)	For awards of option, the aggregate grant date fair value is computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (column (f)).
(7)	Amount represents annual performance bonus.

For the years ended December 31, 2009 and 2008, the NEOs did not exercise any stock options. The outstanding equity awards held by the NEOs as of December 31, 2009, were as follows:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options – Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unearned Options	Option Exercise Price	Option Expiration Date (1)	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested
Gail S. Page	44,270	80,730	—	$2.30	7/17/2018	—	—	—	—
	23,998	12,001	—	14.70	4/25/2017	—	—	—	—
	21,874	3,126	—	12.00	6/6/2016	—	—	—	—
	39,999	—	—	9.00	12/19/2015	—	—	—	—
	12,500	—	—	21.90	8/4/2015	—	—	—	—
	9,999	—	—	29.60	2/8/2015	—	—	—	—
	24,998	—	—	92.70	1/7/2014	—	—	—	—

Eric T. Fung, M.D., Ph.D.	14,166	25,834	—	2.30	7/17/2018	—	—	—	—
	15,998	8,001	—	14.70	4/25/2017	—	—	—	—
	6,562	938	—	12.00	6/6/2016	—	—	—	—
	999	—	—	9.00	12/19/2015	—	—	—	—
	2,000	—	—	21.90	8/4/2015	—	—	—	—
	2,800	199	—	18.00	4/5/2015	—	—	—	—
	999	—	—	37.00	9/15/2014	—	—	—	—
	2,499	—	—	74.70	6/3/2014	—	—	—	—
	1,999	—	—	86.40	4/1/2014	—	—	—	—
	1,000	—	—	96.00	6/5/2013	—	—	—	—
	1,500	—	—	43.50	2/13/2013	—	—	—	—
	500	—	—	45.30	6/6/2012	—	—	—	—
	499	—	—	56.00	11/8/2011	—	—	—	—
	599	—	—	63.80	6/7/2011	—	—	—	—

(1)	Stock options vest ratably on a monthly basis either over a 24 month, 48 month or 60 month period, commencing on the date of the grant. Each option expires 10 years after the date of the grant or, in the case of an incentive stock option, such shorter term as may be provided in the applicable agreement.

Director Compensation

Pursuant to a compensation program that was approved by the Board of Directors on June 11, 2008, outside directors (i.e., non-employee directors) are compensated for their service as (1) a member of the Board of Directors, (2) a member of any committee of the Board of Directors, (3) a chair of any committee of the Board of Directors, and (4) the Executive Chairman of the Board of Directors. Periodically, the Compensation Committee reviews and determines the adequacy of the current compensation program for outside directors, and based upon the results of their analysis, the Compensation Committee will make recommendations in regards to the compensation program for outside directors to the Board of Directors. The 2008 compensation program for outside directors was as follows:

•

each new outside director receives an option grant to purchase 25,000 shares of Vermillion’s common stock, which vests monthly over a 24-month period, upon attendance of their first Board of Directors’ meeting;

•

continuing outside directors receive an annual option grant to purchase 18,000 shares of Vermillion’s common stock, which vests monthly over a 12-month period, on the date of the annual meeting of Stockholders;

•

the Executive Chairman of the Board of Directors receives an annual option grant to purchase 10,000 shares of Vermillion’s common stock, which vests monthly over a 12-month period, on the date of the annual meeting of Stockholders;

•

the chairperson of the Audit Committee receives an annual option grant to purchase 5,000 shares of Vermillion’s common stock, which vests over a 12-month period, on the date of the annual meeting of Stockholders;

•

the chairperson for each the Compensation Committee, and the Nominating and Governance Committee receives an annual option grant to purchase 2,500 shares of Vermillion’s common stock, which vests over a 12-month period, on the date of the annual meeting of stockholders; and

•

continuing outside directors receive, at his or her choice, either: (1) payment in the amount of $20,000 with payments being made on a quarterly basis on the last day of each calendar quarter, as long as such person continues to act as a director, or (2) an additional option to purchase 12,500 shares of Vermillion’s common stock.

The 2008 compensation program was not followed during the pendency of the Company’s bankruptcy proceeding in 2009. After the resignation of four directors in March 2009, the Board was composed of Ms. Page, Mr. Burns and Mr. Hamilton. None of them were compensated for cash, nor were they granted any option awards, except for Mr. Hamilton, who was paid $5,000 for the year of 2009. In recognition of their services during the bankruptcy proceeding, the Bankruptcy Court approved a Debtor’s Incentive Plan on April 14, 2010. Under the Debtor’s Incentive Plan, the Company was directed to distribute an aggregate of $5,000,000 in cash and 302,541 shares of restricted stock to these three directors. The total Debtor’s Incentive Plan cash payments and restricted stock awards are to be allocated to Ms. Page, Mr. Burns and Mr. Hamilton on a 60%-20%-20% basis, respectively. Such Debtor’s Incentive Plan compensation is not attributable to the three directors as compensation for the year of 2009 because the Company did not receive approval to make the awards (and did not in fact make any cash or restricted stock awards) until April 2010. The restricted stock awards do, however, provide for retroactive vesting credit for 1/24th of the total award on each monthly anniversary of the vesting commencement date (June 22, 2009). As of September 30, 2010, the Company distributed 35,295 shares to Mr. Burns and 35,295 shares to Mr. Hamilton pursuant to the Debtor’s Incentive Plan. The Company will report all Debtor’s Incentive Plan compensation in relevant SEC filings for the fiscal year ending December 31, 2010.

The compensation earned by Vermillion’s outside directors for the year ended December 31, 2009 was as follows:

Name	Fees Earned or Paid in Cash (1)	Stock Awards	Option Awards (2)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
James S. Burns	$—	$—	$12,100	$—	$—	$—	$12,100
Kenneth L. Conway	—	—	4,260	—	—	—	4,260
Rajen K. Dalal	—	—	4,260	—	—	—	4,260
John F. Hamilton	5,000	—	19,853	—	—	—	24,853
James L. Rathmann	—	—	5,410	—	—	—	5,410
John A. Young	—	—	3,877	—	—	—	3,877

Total	$5,000	$—	$49,760	$—	$—	$—	$54,760

(1)	All outside directors, except John F. Hamilton, elected to receive their fees for the year ended December 31, 2009, in the form of options to purchase Vermillion’s common stock in lieu of cash.
(2)	For awards of option, the aggregate grant date fair value is computed in accordance with FASB ASC Topic 718 (column (f)).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company regarding beneficial ownership of its common stock as of September 30, 2010, by (1) each person known by the Company to be the beneficial owner of five percent or more of the outstanding shares of the common stock, (2) each director of the Company as of September 30, 2010, (3) each Named Executive Officer as of December 31, 2009, and (4) all directors and executive officers as of September 30, 2010 as a group. All shares are subject to the named person’s sole voting and investment power except where otherwise indicated. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Vermillion, Inc., 12117 Bee Caves Road, Building Two, Suite 100, Austin, Texas 78738.

Beneficial ownership is determined in accordance with Rule 13d-3(d)(1) under the Exchange Act. Shares of common stock, which are issued and outstanding, are deemed to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Shares of common stock which are issuable upon exercise of options or warrants are deemed to be issued and outstanding and beneficially owned by any person who has or shares voting or investment power over such shares only if the options or warrants in question are exercisable within 60 days of September 30, 2010, and, in any event, solely for purposes of calculating that person’s percentage ownership of the common stock (and not for purposes of calculating the percentage ownership of any other person).

The number of shares of common stock deemed outstanding and used in the denominator for determining percentage ownership for each person equals (i) 10,416,085 shares of common stock outstanding as of September 30, 2010, plus (ii) such number of shares of common stock as are issuable pursuant to options, warrants or convertible securities held by that person (and excluding options, warrants and convertible securities held by other persons) which may be exercised within 60 days of September 30, 2010.

Name and Address of Beneficial Owner	Number of Common Stock Shares Beneficially Owned	Percentage of Outstanding Shares Beneficially Owned
Beneficial Owners more than 5%:
Phronesis Partners, L.P. (1)(2)	771,090	7.40%
180 E. Broad Street #1704
Columbus, OH 43215
Quest Diagnostics Incorporated (3)	1,271,071	11.74%
1290 Wall Street West
Lyndhurst, NJ 07071
S.A.C. Capital Associates (4)	1,015,000	9.74%
72 Cummings Point Road
Stamford, CT 06902
Columbia Wanger (5)	919,254	8.83%
227 W. Monroe St. Suite 3000
Chicago, IL 60606

Directors and Named Executive Officers:
James S. Burns (6)	83,258	*
John F. Hamilton (7)	72,858	*
Eric T. Fung, M.D., Ph.D. (8)	94,385	*
Gail S. Page (9)	349,621	3.25%
Simon Shorter, Ph.D. (10)	750	*

All Directors and Executive Officers as a Group (11) (8 persons)	606,972	5.55%

*	Less than 1%.
(1)	Based on information set forth in the Schedule 13G/A filed by Phronesis Partners, L.P. with the SEC on February 17, 2010.
(2)	James E. Wiggins is the general partner of Phronesis Partners, L.P. and exercises sole voting and investment control over the shares owned by Phronesis Partners, L.P
(3)	Includes 410,476 shares issuable pursuant to warrants exercisable within 60 days of September 30, 2010. Quest Diagnostics Incorporated is a publicly-held company. Quest Diagnostics Incorporated’s executive officers are responsible for running the business of the company and thus, exercise voting and investment control over the shares and warrants owned by Quest Diagnostics Incorporated.
(4)	Based on information set forth in the Schedule 13G filed by S.A.C. Capital Associates with the SEC on January 12, 2010.
(5)	Based on information set forth in the Form N-CSRS filed by Wanger Advisors Trust with the SEC on August 27, 2010, and in the Form N-CSRS filed by Columba Acorn Trust with the SEC on August 30, 2010.
(6)	Includes 40,400 shares issuable upon exercise of options exercisable within 60 days of September 30, 2010, and 7,563 shares of restricted stock that will be vested within 60 days of September 30, 2010.
(7)	Includes 30,000 shares issuable upon exercise of options exercisable within 60 days of September 30, 2010, and 7,563 shares of restricted stock that will be vested within 60 days of September 30, 2010.
(8)	Includes 89,797 shares issuable upon exercise of options exercisable within 60 days of September 30, 2010, and 2,521 shares of restricted stock that will be vested within 60 days of September 30, 2010.
(9)	Includes 217,659 shares issuable upon exercise of options exercisable within 60 days of September 30, 2010, and 128,580 shares of restricted stock that will be vested within 60 days of September 30, 2010.
(10)	Dr. Shorter resigned from the Company on March 19, 2009.
(11)	In addition to Directors and Named Executive Officers, the group also includes Sandra A. Gardiner, who was appointed as Vice President, Chief Financial Officer on April 19, 2010, William Creech, who was appointed as Vice President, Sales and Marketing on March 19, 2010, and Ashish Kohli, who was appointed as Vice President Corporate Strategy on September 30, 2010.

Transactions with Related Persons

For the years ended December 31, 2009 and 2008, the Company did not engage in nor is the Company currently proposed to engage in any transaction or series of similar transactions to which the Company was or is to be a party in, which the amount involved exceeds $120,000 and in which any director, executive officer, holder of more than 5% of Vermillion’s common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (1) compensation agreements and other arrangements, which are described in “Executive Compensation,” and (2) the transactions described below.

Relationship with Quest Diagnostics Incorporated

Strategic Alliance Agreement

Quest Diagnostics Incorporated (“Quest”) is a significant stockholder of Vermillion. On July 22, 2005, Vermillion and Quest entered into a strategic alliance agreement (the “Strategic Alliance Agreement”) to develop and commercialize up to three diagnostic tests from Vermillion’s product pipeline (the “Strategic Alliance”). The Strategic Alliance Agreement was set to expire on the earlier of (i) the three-year anniversary of the agreement, which was July 22, 2008, and (ii) the date on which Quest commercializes three diagnostic tests. On July 21, 2008, Vermillion and Quest amended the Strategic Alliance Agreement to extend the term of the agreement to end on the earlier of (i) September 1, 2008 and (ii) the date on which Quest commercializes the three diagnostic tests. On October 24, 2008, Vermillion and Quest amended the Strategic Alliance Agreement to extend the term of the agreement to end on the earlier of (i) September 1, 2009 and (ii) the date on which Quest makes its third development election. On October 7, 2009, Vermillion and Quest amended the Strategic Alliance Agreement (the Strategic Alliance Agreement and the July 21, 2008, October 24, 2008 and October 7, 2009 amendments are collectively referred to as the “Amended Strategic Alliance Agreement”) to extend the term of the agreement to end on the earlier of (i) October 7, 2012 and (ii) the date on which Quest makes its third development election. On October 7, 2009, Vermillion and Quest amended the strategic alliance agreement to extend the term of the agreement to end on the earlier of (i) October 7, 2012 and (ii) the date on which Quest commercializes the three diagnostic tests. To date, Quest has selected only two diagnostic tests, which are the peripheral artery disease (“PAD”) blood test (“VASCLIR™”) and the OVA1™ ovarian tumor triage test (the “OVA1 Test”), to commercialize. Pursuant to the Amended Strategic Alliance Agreement, Quest will have the non-exclusive right to commercialize each of these tests on a worldwide basis, with exclusive commercialization rights in each exclusive territory, as this term is defined in the Amended Strategic Alliance Agreement, beginning on the date each test is first commercialized and ending on the third anniversary of the date that such test is cleared or approved by the United States Food and Drug Administration (“FDA”). As part of the Strategic Alliance, there is a royalty arrangement under which Quest will pay royalties to Vermillion based on fees earned by Quest for applicable diagnostic services, and Vermillion will pay royalties to Quest based on Vermillion’s revenue from applicable diagnostic products.

Credit Agreement

On July 22, 2005, in connection with the Strategic Alliance Agreement, Quest provided Vermillion with a $10,000,000 secured line of credit, which is collateralized by certain of Vermillion’s intellectual property and may only be used for payment of certain costs and expenses directly related to develop and commercialize up to three diagnostic tests from Vermillion’s product pipeline. Under the terms of this secured line of credit, the interest rate is at the prime rate plus 0.5% and is payable monthly. Upon default on any principal or interest payment, the interest rate is increased to prime plus 2.0%. This secured line of credit also contains provisions for Quest to forgive portions of the amounts borrowed that corresponds to the Company’s achievement of certain milestones related to development, regulatory approval and commercialization of certain diagnostic tests. The amounts to be forgiven and the corresponding milestones we must achieve are:

(i)	$1,000,000 for each application that allows a licensed laboratory test to be commercialized, with a maximum of three applications for $3,000,000;

(ii)	$3,000,000 for the earlier of the FDA clearance of the first diagnostic test kit or commercialization of the first diagnostic test kit; and

(iii)	$2,000,000 upon each FDA clearance of up to two subsequent diagnostic test kits but no later than the first commercialization of each such diagnostic test kit, with a maximum forgiveness of $4,000,000 for two diagnostic test kits.

If not otherwise forgiven, the principal amount outstanding and any unpaid interest of this secured line of credit will become due and payable on October 7, 2012.

The Company achieved the milestone for FDA clearance of the first diagnostic test kit when the OVA1 Test was cleared by the FDA in September 2009. While the Company was under Chapter 11 bankruptcy protection, it had not paid accrued interest on the secured line of credit and was therefore in default. In January 2010, Vermillion emerged from bankruptcy and cured the default upon payment of accrued interest, and as a result of the cure, the principal on the secured line of credit was reduced by $3,000,000 to $7,000,000. The Company is in discussions with Quest regarding the achievement of an additional $1,000,000 forgiveness milestone related to the OVA1 Test under the terms of the Amended Strategic Alliance Agreement.

In connection with the Company’s Chapter 11 bankruptcy proceeding on October 16, 2009, the Bankruptcy Court gave final approval for Vermillion to enter into a Debtor-In-Possession Credit and Security Agreement (the “Loan Agreement”) with Quest and to assume under Section 365 of the United States Bankruptcy Code (the “Bankruptcy Code”) the Amended Strategic Alliance Agreement. In connection with the assumption of the Amended Strategic Alliance Agreement, Vermillion also assumed certain other agreements with Quest related to the Amended Strategic Alliance Agreement, including the pre-petition warrants for the purchase of Vermillion’s common stock. Under the Loan Agreement, Quest agreed to provide a debtor-in-possession loan to Vermillion of up to $1,500,000 (the “DIP Financing”). The DIP Financing was secured by a first lien on substantially all of Vermillion’s assets and bore interest at the prime rate plus 0.5% per annum. The DIP Financing was to mature at the effective date of a plan of reorganization or February 28, 2010, if earlier. Under the Loan Agreement, Vermillion was bound by customary affirmative and negative covenants, including covenants with respect to the use of the funds provided by Quest, and customary events of default—including non-payment, breach of covenants and material breach of the Amended Strategic Alliance Agreement—that may have resulted in acceleration of outstanding amounts, if any, under the Loan Agreement. The Company received $400,000 under this agreement on October 27, 2009. On January 22, 2010, the Company repaid the $400,000 and interest of $4,000, which terminated the Loan Agreement.

Amendments to 2005 Stock Purchase Agreement

In connection with the Strategic Alliance Agreement, Vermillion sold 622,500 shares of its common stock and a warrant to purchase up to an additional 220,000 shares of its common stock with an exercise price of $35.00 per share and expiration date of July 22, 2010, to Quest for net proceeds of $14,954,000. The related stock purchase agreement provided certain registration rights, whereby Quest may demand that its shares of Vermillion’s common stock be registered under the Securities Act by Vermillion, or Quest may elect that its shares of Vermillion’s common stock be included in another registration statement under the Securities Act if filed by Vermillion, subject to various conditions. On January 12, 2006, the warrant to purchase 220,000 shares of Vermillion’s common stock held by Quest was amended to clarify that the total number of shares of Vermillion’s common stock purchased pursuant to the stock purchase agreement and issuable upon exercise of the warrant will at no time exceed 19.90% of the total number of outstanding shares of Vermillion’s common stock, provided that Quest may, prior to or concurrently with the exercise of the warrant, sell such number of shares of Vermillion’s common stock that, after the exercise of the warrant and such sale of shares, Quest would not own more than 19.90% of Vermillion’s common stock.

On August 29, 2007, Vermillion completed a private placement sale of 2,451,309 shares of its common stock and warrants to purchase up to an additional 1,961,047 shares of its common stock with an exercise price of $9.25 per share and expiration date of August 29, 2012, to a group of new and existing investors for $20,591,000 in gross proceeds (collectively referred to as the “August 29, 2007, Private Placement Sale”) In connection with Quest’s participation in the August 29, 2007, Private Placement Sale, Vermillion amended the warrant to purchase an additional 220,000 shares of Vermillion’s common stock that was originally issued to Quest on July 22, 2005. Pursuant to the terms of the amendment, the exercise price for the warrant to purchase 220,000 shares of Vermillion’s common stock was reduced from $35.00 per share to $25.00 per share and the expiration date of was extended from July 22, 2010, to July 22, 2011.

Relationship with S.A.C. Capital Associates

On January 7, 2010, the Company completed a private placement sale of 2,327,869 shares of its common stock at a price of $18.4932 per share with a group of investors for $43,049,858.40 in gross proceeds (the “January 7, 2010, Private Placement Sale”). In connection with the January 7, 2010, Private Placement Sale, S.A.C. Capital Associates acquired 1,015,000 shares of the Company’s common stock.

Relationship with Columbia Wanger

In connection with the January 7, 2010, Private Placement Sale of the Company, Columbia Wanger acquired 973,327 shares of the Company’s common stock.

Directors and Executive Officers

The Company has entered into indemnification agreements with each of its directors and executive officers, which require the Company to indemnify its directors and officers to the fullest extent permitted by law in the State of Delaware.

Review and Approval of Transactions with Related Persons

The Company’s written corporate governance guidelines require all members of the Board of Directors to inform the Audit Committee of the Board of Directors of all types of transactions between themselves (directly or indirectly) and the Company, prior to their conclusion, even if such transactions are in the ordinary course of business. The Audit Committee reviews and approves all related party transactions for which Audit Committee approval is required by NASDAQ Listing Rules and other applicable laws. The guidelines also provide that the Board of Directors should ensure that there is no abuse of corporate assets or unlawful related party transactions. Vermillion’s corporate governance guidelines are posted under the Investor Relations section of our website at http://www.vermillion.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Vermillion’s executive officers and directors, and persons who own more than 10% of a registered class of Vermillion’s equity securities, to file reports of ownership and changes in ownership with the SEC and with any national securities exchange on which such securities are traded or quoted. Executive officers, directors and such stockholders are required by SEC regulations to furnish Vermillion with copies of all Section 16(a) forms they file. As a practical matter, Vermillion assists its directors and officers by completing and filing Section 16 reports on their behalf. Based solely on a review of the copies of such reports furnished to Vermillion, and the written representations of its directors and executive officers, Vermillion believes that its directors and executive officers, and persons who own more than 10% of a registered class of Vermillion’s equity securities, complied with all applicable filing requirements for the year ended December 31, 2009.

PROPOSAL TWO: APPROVAL OF THE COMPANY’S 2010 STOCK INCENTIVE PLAN

Introduction

The Company’s Board of Directors believes that in order to attract and retain the services of outstanding executives and employees, it is necessary to have the ability and flexibility to provide a comprehensive incentive plan. Accordingly, the Board of Directors, subject to approval of the Company’s stockholders, has adopted a 2010 Stock Incentive Plan (the “2010 Plan”). Stockholder approval of the 2010 Plan is necessary to ensure that the 2010 Plan meets both the stock exchange listing requirements for shares of the Company’s common stock, and the requirements of the Code, including the limitation under Section 162(m) of the Code on the deductibility of executive compensation and the requirements under Section 422 of the Code for issuing incentive stock options. The Company will grant awards under the 2010 Plan across a wide base of its employees, Board members and consultants.

Summary of the 2010 Plan

The following is a summary of the material terms and conditions of the 2010 Plan. This summary does not purport to be a complete description of the 2010 Plan and is qualified in its entirety by reference to the full text of the 2010 Plan. A copy of the 2010 Plan is attached to this proxy statement as Appendix A and is incorporated herein by reference.

Purpose.    The purposes of the 2010 Plan are (i) to enhance the Company’s ability to attract highly qualified personnel; (ii) to strengthen its retention capabilities; (iii) to enhance the long-term performance and competitiveness of the Company; and (iv) to align the interests of participants in the 2010 Plan with those of the Company’s stockholders.

Administration.    The 2010 Plan will be administered by the Compensation Committee (the “Committee”), provided that the Board of Directors may act in lieu of the Committee on any matter. The Committee will hold meeting at such times and places as it may determine and will make such rules and regulations for the conduct of its business as it deems advisable.

Eligibility.    Awards may be granted to employees, directors and consultants of the Company. The Committee will decide who should receive awards and what kind of awards they should receive.

Authorized Number of Shares.    The 2010 Plan authorizes the issuance of 1,322,983 shares of the Company’s common stock, subject to adjustment as provided in the 2010 Plan for stock splits, stock dividends, recapitalization, and other similar events.

Replenishment, Counting of Shares.    Any shares reserved for the 2010 Plan awards will again be available for future awards if the shares for any reason will never be issued to a participant pursuant to an award (for example, due to its settlement in cash rather than in shares, or the award’s forfeiture, cancellation, expiration, or net settlement without the issuance of shares). Further, and to the extent permitted under applicable law, the maximum number of shares available for delivery under the 2010 Plan shall not be reduced by any shares issued under the 2010 Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future awards as a condition of the Company’s or an affiliate’s acquiring another entity. On the other hand, shares that a person owns and tenders in payment of all or part of the exercise price of an award or in satisfaction of applicable withholding taxes shall not increase the number of shares available for future issuance under the 2010 Plan.

Types of Awards.    The Committee may grant the following types of awards under the 2010 Plan: stock options; share appreciation rights; restricted shares, restricted share units, and unrestricted shares; deferred share units; performance and cash-settled awards, and dividend equivalent rights.

Stock Options.    A stock option is the right to purchase one or more shares of common stock at a specified price, as determined by the Committee. The Committee may grant non-qualified stock options (“Non-ISO”) and incentive stock options (“ISO”) under the 2010 Plan. A stock option is exercisable at such times and subject to such terms and conditions as the Committee determines. The exercise price of a stock option will not be less than 100% of the fair market value of a share of common stock on the date that the option is granted. Unless otherwise provided in applicable award agreements, options granted under the 2010 Plan are required to be exercised within 90 days after termination of the participant’s continuous service (one year if termination is due to death, disability or retirement). No option will remain exercisable beyond 10 years after its grant date. ISOs may only be granted to employees (including officers who are employees) of the Company or an affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Code Section 424. The 2010 Plan also provides that ISO treatment may not be available for stock options that become first exercisable in any calendar year to the extent the fair market value of the underlying shares of common stock that are the subject of the option exceeds $100,000. Furthermore, the exercise price of ISOs may not be less than 110% of the fair market value of the underlying shares of common stock subject to the option for employees that own more than ten percent of the Company’s shares of common stock on the grant date.

Share Appreciation Rights.    A share appreciation right (“SAR”) is a right to receive an amount in any combination of cash or shares equal in value to the excess of the fair market value of the shares covered by such SAR on the date of exercise over the aggregate exercise price of the SAR for such shares. SARs may be granted freestanding or in tandem with related options. The exercise price of an SAR granted in tandem with an option will be equal to the exercise price of the related option, and may be exercised for all or part of the shares covered by such option upon surrender of the right to exercise the equivalent portion of the related option. Any SAR granted in tandem with an ISO must contain such terms as may be required to comply with the provisions of Code Section 422. The exercise price of a freestanding SAR will be not less than the fair market value of a share of common stock on the date the SAR is granted. No SAR will remain exercisable beyond 10 years after its grant date.

Restricted Shares, Restricted Share Units and Unrestricted Shares Awards.    Restricted shares and restricted share units (“RSU”) are awards of common stock that are subject to substantial risks of forfeiture for a period of time and upon such other terms and conditions as the Committee determines. The Committee may make restricted share and RSU awards with or without the requirement for payment of cash or other consideration. To the extent provided in the applicable award, a participant may irrevocably elect to defer the receipt of all or a percentage of the shares that would have been transferred to the participant both more than 12 months after the date of the participant’s deferral election and upon the vesting of an RSU award. Unrestricted shares are awards of common stock which shall vest in full upon the grant date or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more eligible person elect to pay for such shares or to receive unrestricted shares in lieu of cash bonuses that would otherwise be paid.

Deferred Share Units:    The Committee may make deferred share unit (“DSU”) awards to eligible persons and may permit eligible persons to irrevocably elect, on an election form provided by and acceptable to the Committee, to forego the receipt of cash or other compensation (including the shares deliverable pursuant to any RSU award) and in lieu thereof to have the Company credit to an internal Plan account a number of DSUs having a fair market value equal to the shares and other compensation deferred. These credits will be made at the end of each calendar quarter (or other period determined by the Committee) during which compensation is deferred. Each participant shall be 100% vested at all times in any shares subject to DSUs. The Company shall settle a participant’s DSU award by delivering one share for each DSU, in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the participant’s continuous service ends for any reason. The participant may elect a different form of distribution, only on a form provided by and acceptable to the Committee, that permits the participant to select any combination of a lump sum and annual installments that are triggered by, and completed within ten years following the last day of the participant’s continuous service. In the event that a participant suffers an unforeseeable emergency, the participant may apply to the Committee for an immediate distribution of all or a portion of the participant’s DSUs.

Performance /Cash-Settled Awards.    The Committee may grant performance awards, including performance units to any eligible person, including performance unit awards that have substantially the same financial benefits and other terms and conditions as options, SARs, RSUs, or DSUs, but are settled only in cash. The Committee may, at the time of grant of a performance unit, designate such award as a performance compensation award in order that such award constitutes and has terms and conditions that are designed to qualify as “qualified performance-based compensation” under Code Section 162(m). With respect to such performance compensation award, the Committee shall establish, in writing, a performance period, performance measures and performance formula. A participant may be eligible to receive payment in respect of a performance compensation award only to the extent that the performance measure for such award is achieved and the performance formula as applied against such performance measure determines that all or some portion of such participant’s award has been earned for the performance period. The maximum performance award and the maximum performance compensation award that any one participant may receive for any one performance period shall not exceed 25% of total number of shares reserved for issuance under the 2010 Plan, or for performance units to be settled in cash, U.S. $2,000,000. The Committee may permit a participant who is a member of a select group of management or highly compensated employees (within the meaning of the Employee Retirement Income Security Act) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or shares that would otherwise be transferred to the participant upon the vesting of the award.

Dividend Equivalent Rights.    A dividend equivalent right shall entitle an eligible person who has received an award to be credited with dividends that the Company declares and pays (in cash, shares, or other securities) to its stockholders of record between the grant date and the settlement date of the award. Any dividend equivalent rights arising from cash dividends shall be immediately deemed to be reinvested in shares having a fair market value equal to such cash dividends. The Company shall settle dividend equivalent rights by issuing shares to a participant to the extent they were previously credited to the participant as dividend equivalent rights and are attributable to shares that the participant is either purchasing pursuant to the exercise of an option or SAR, or receiving a settlement of another award. The Committee may provide for an earlier or later settlement event for dividend equivalent rights, and complete or partial settlement in cash rather than in shares.

Taxes; Withholding.    As a condition to the receipt of any award or any distribution in connection therewith, participants shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the awards.

Non-Transferability of Awards.    Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. During the life of the participant, awards are exercisable only by the holder, by the duly-authorized legal representative of a holder who is disabled, or by a permitted transferee. The Committee may in its discretion provide in an award agreement that an award in the form of a Non-ISO, a share-settled SAR, restricted shares, or performance shares may be transferred, on such terms ad conditions as the Committee deems appropriate, either by instrument to the participant’s immediate family, by instrument to an inter vivos or testamentary trust in which the award is to be passed to the participant’s designated beneficiaries, or by gift to charitable institutions.

Forfeiture and Clawback.    Unless otherwise provided in an agreement granting an award, the Company has the following recourse against a participant who does not comply with certain employment-related covenants, either during employment or for certain periods after ceasing to be employed: the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred awards; rescind any exercise, payment or delivery pursuant to the award; or recapture any shares (whether restricted or unrestricted) or proceeds from the participant’s sale of shares issued pursuant to the award. These remedies are also generally available to the Company for awards that would have had a lower grant level, vesting, or payment if a participant’s fraud or misconduct had not caused or partially caused the need for a material financial restatement by the Company or any affiliate. In addition, all awards or proceeds from the sale of awards, made or earned pursuant to the 2010 Plan will be subject to the right of the Company to full recovery (with reasonable interest thereon) in the event that the Board determines reasonably and in good faith that any participant’s fraud or misconduct has caused or partially caused the need for a material restatement of the Company’s financial statements for any fiscal year to which the award relates.

Change in Capital Structure.    In the event of a change in the outstanding shares of common stock due to a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the shares, merger, consolidation, change in form of organization, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company, the Committee shall equitably adjust the number of shares covered by each outstanding award, the number of shares that have been authorized for issuance under the 2010 Plan but as to which no awards have yet been granted, and the exercise or other price per share covered by each outstanding award.

Change in Control.    In the event of a change in control but subject to the terms of any award agreements or employment-related agreements between the Company or any affiliates and any participant, each outstanding award shall be assumed or a substantially equivalent award shall be substituted by the surviving or successor company or a parent or subsidiary of such successor company upon consummation of the transaction. Notwithstanding the foregoing, instead of having outstanding awards be assumed or replaced with equivalent awards by the successor company, the Committee may in its sole and absolute discretion and authority, (i) accelerate the vesting of awards so that awards shall vest (and, to the extent applicable, become exercisable) as to the shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to shares issued pursuant to an award shall lapse as to the shares subject to such repurchase right; (ii) arrange or otherwise provide for the payment of cash or other consideration to participants in exchange for the satisfaction and cancellation of outstanding awards (with the Committee determining the amount payable to each participant based on the fair market value, on the date of the change in control, of the award being cancelled, based on any reasonable valuation method selected by the Committee); (iii) terminate all or some awards upon the consummation of the transaction, provided that the Committee shall provide for vesting of such awards in full as of a date immediately prior to consummation of the change in control. To the extent that an award is not exercised prior to consummation of a transaction in which the award is not being assumed or substituted, such award shall terminate upon such consummation; and (iv) make such other modifications, adjustments or amendments to outstanding awards or the 2010 Plan as the Committee deems necessary or appropriate.

Plan Amendment and Termination.    The Board of Directors may amend or terminate the 2010 Plan as it shall deem advisable; provided that no change shall be made that increases the total number of shares reserved for issuance pursuant to awards unless such change is authorized by the stockholders of the Company.

Term of Plan.    If not sooner terminated by the Board, the 2010 Plan shall terminate at the close of business on the date ten years after February 8, 2010, the effective date. No awards shall be made under the 2010 Plan after its termination; however, termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it with respect to awards granted under the Plan prior to the date of such termination.

Federal Income Tax Aspects of the 2010 Plan

This is a brief summary of the United States federal income tax aspects of awards that may be made under the 2010 Plan based on existing U.S. federal income tax laws as of the date of this proxy statement. This summary provides only the basic tax rules and is not intended as, and should not be relied upon, as tax guidance for participants in the 2010 Plan. It does not describe the implications, if any, of a number of special tax rules, including, without limitation, the alternative minimum tax, the golden parachute tax rules under Sections 280G and 4999 of the Code, and foreign, state and local tax laws. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to the tax laws could alter the tax consequences described below.

Incentive Stock Options (ISO).    The grant of an ISO will not be a taxable event for the participant or for the Company. A participant will not recognize taxable income upon exercise of an ISO (except that the alternative minimum tax may apply), and any gain realized upon a disposition of common stock received pursuant to the exercise of an ISO will be taxed as long-term capital gain if the participant holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The Company will not be entitled to any business expense deduction with respect to the exercise of an ISO, except as discussed below. For the exercise of an option to qualify for the foregoing tax treatment, the participant generally must exercise the option while the participant is our employee or an employee of our subsidiary or, if the participant has terminated employment, no later than three months after the participant terminated employment. If all of the foregoing requirements are met except the holding period requirement mentioned above, the participant will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. Vermillion will generally be allowed a business expense deduction when and to the extent the participant recognizes ordinary income, subject to the restrictions of Section 162(m) of the Code.

Non-Qualified Options(“Non-ISO”).    The grant of a Non-ISO will not be a taxable event for the participant or Vermillion. Upon exercising a Non-ISO, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a Non-ISO, the participant will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). Subject to the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2010 Plan. Upon exercising a stock appreciation right, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Subject to the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Unrestricted Stock Awards.    Upon receipt of an unrestricted stock award, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the participant with respect to the shares. Subject to the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Shares.    A participant who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the participant may elect under Section 83(b) of the Code to recognize ordinary income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the participant does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as ordinary income to the participant and will be taxable in the year the restrictions lapse. A participant who is awarded shares that are not subject to restrictions will recognize ordinary income equal to the fair market value of the shares on the date of the award. Subject to the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Share Units, Performance/Cash-Settled Awards.    The taxation of these awards will depend on the specific terms of the award. Generally, the award of restricted share units, performance/cash-settled awards will have no federal income tax consequences for Vermillion or for the participant. Generally, the payment of the award is taxable to a participant as ordinary income. Subject to the restrictions of Section 162(m) of the Code, Vermillion will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

New Plan Benefits

The number of awards that an employee, consultant, or director may receive under the 2010 Plan is in the discretion of the Committee and therefore cannot be determined in advance.

Required Vote; Recommendation

The proposal to approve the 2010 Incentive Plan will require the affirmative vote of holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPANY’S 2010 STOCK INCENTIVE PLAN.

PROPOSAL THREE: RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR VERMILLION

The Audit Committee of the Board has selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit our financial statements for the year ending December 31, 2010, and recommends that stockholders vote for ratification of such selection. Notwithstanding this selection, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in our best interests of our stockholders. In the event of a negative vote on ratification, the Audit Committee may reconsider its selection.

PricewaterhouseCoopers LLP has been engaged as the Company’s independent registered public accounting firm since 1994. Representatives of PricewaterhouseCoopers LLP plan to attend the Annual Meeting and will be available to answer appropriate questions from stockholders and, although they do not expect to do so, they will have the opportunity to make a statement if they so desire.

Audit Fees and Non-Audit Fees

The following is a summary of the fees and services provided for fiscal years 2009 and 2008.

	2009	2008
Audit fees (1)(5)	$—	$556,000
Audit-related fees (2)(5)	—	23,000
Tax fees (3)(5)	—	—
All other fees (4)	2,500	2,000

Total	$2,500	$581,000

(1)	Audit fees include fees for professional services rendered in connection with the annual audit of the Company’s Annual Report on Form 10-K, the reviews of the Company’s Quarterly Reports on Form 10-Q, and the review of the Company’s Registration Statements on Form S-1 and Form S-3.
(2)	Audit-related fees include assurance related services not included in audit fees, including certain complex transactions entered into or proposed by the Company.
(3)	Tax fees include fees for tax compliance, tax planning and advisory services to the Company and its international subsidiaries.
(4)	All other fees include fees for reference materials and publications.
(5)	There were no fees incurred or billed in fiscal year 2009 due to the Company’s bankruptcy proceeding.

Audit Committee Pre-Approval of Policies and Procedures

The Audit Committee is responsible for appointing, compensating and overseeing the work of the independent auditor. The Audit Committee has established a pre-approval procedure for all audit and permissible non-audit services to be performed by PricewaterhouseCoopers LLP. The pre-approval policy requires that requests for services by the independent registered public accounting firm be submitted to the Company’s Chief Financial Officer (“CFO”) for review and approval. Any requests that are approved by the CFO are then aggregated and submitted to the Audit Committee for approval at a meeting of the Audit Committee. Requests may be made with respect to either specific services or a type of service for predictable or recurring services.

All audit, audit-related, tax and other services, which include all permissible non-audit services, provided to the Company by PricewaterhouseCoopers LLP were pre-approved by the Audit Committee. Additionally, the Audit Committee concluded that the provision of those services by PricewaterhouseCoopers LLP was compatible with the maintenance of the independent registered public accounting firm’s independence.

Required Vote; Recommendation

The affirmative vote of a majority of the shares present at the Annual Meeting either in person or by proxy and entitled to vote is required to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

REPORT OF THE AUDIT COMMITTEE 2

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal financial controls. Management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2009 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements of the Company with management of the Company and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. In addition, the Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received from PricewaterhouseCoopers LLP the written disclosures and the letter required by the applicable requirements of the PCAOB regarding PricewaterhouseCooper LLP’s communications with the audit committee concerning independence and has discussed with PricewaterhouseCoopers LLP the firm’s independence from the Company and its management. Based on the foregoing, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC. The Audit Committee and the Board also have recommended the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.

This report is provided by the following independent directors of the Audit Committee:

Peter Roddy, Chairman

William Wallen, Ph.D.

Carl Severinghaus

Annual Report

A copy of the Annual Report of the Company for the 2009 Fiscal Year has been mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this proxy statement and is not considered proxy solicitation material.

Form 10-K

The Company filed an Annual Report on Form 10-K with the SEC on May 20, 2010. Stockholders may obtain a copy of this report, free of charge, by writing to Vermillion, Inc., Attn: Investor Relations, 12117 Bee Caves Road, Building Two, Suite 100, Austin, Texas 78738. In addition, copies of our annual, quarterly and current reports are available at http://www.vermillion.com.

2	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of Vermillion under the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS

Except as otherwise indicated, information contained herein is given as of September 30, 2010. Our management and our Board know of no matters to come before the Annual Meeting other than the matters referred to in the Notice of Annual Meeting of Stockholders. The persons named in the enclosed proxy will vote the shares represented thereby in accordance with the recommendation of the Board as to any proposal properly presented at the Annual Meeting, or if no recommendation is made by the Board, then pursuant to the authority granted in the proxy.

The matters to be considered at the Annual Meeting are of great importance to our stockholders. Accordingly, you are urged to read and carefully consider the information presented in this proxy statement, and to sign and date the enclosed proxy card and return it today in the enclosed pre-addressed postage-paid envelope.

IMPORTANT NOTE

Your vote is important, no matter how many or how few shares you hold. Please sign and date the enclosed proxy card and return it today in the enclosed pre-addressed postage-paid envelope. Please do not complete any subsequently delivered proxy cards unless they are solicited by the Company. If your shares are held in street name, only your broker or bank can vote your shares and only upon receipt of your specific instructions. Please return the enclosed proxy card to your broker and contact the person responsible for your account to ensure that a proxy card is voted on your behalf.

APPROVAL

The contents of this proxy statement and the sending thereof to the stockholders have been approved and authorized by the Board of Directors of the Company.

BY ORDER OF THE BOARD OF DIRECTORS

Gail S. Page Chief Executive Officer

Austin, Texas

October 20, 2010

Appendix A

VERMILLION, INC.

2010 STOCK INCENTIVE PLAN

Plan Document

1.	Introduction.

(a) Purpose. Vermillion, Inc. (the “Company”) hereby establishes this equity-based incentive compensation plan to be known as the “Vermillion, Inc. 2010 Stock Incentive Plan” (the “Plan”), for the following purposes: (i) to enhance the Company’s ability to attract highly qualified personnel; (ii) to strengthen its retention capabilities; (iii) to enhance the long-term performance and competitiveness of the Company; and (iv) to align the interests of Plan participants with those of the Company’s stockholders. This Plan is intended to serve as the sole source for all future equity-based awards to those eligible for Plan participation.

(b) Effective Date.  This Plan shall become effective immediately upon Board approval (the “Effective Date”), provided that the Company’s ability to award ISOs under this Plan shall be subject to and contingent on the Plan’s receipt of stockholder approval by a vote of a majority of the votes cast (or by such other stockholder vote that the Committee determines to be sufficient for the issuance of ISOs according to the Company’s governing documents and Applicable Law) at a meeting of the Company’s stockholders that is duly held within one year after the date on which the Board approves the Plan.

(c) Definitions.  Terms in the Plan and any Appendix that begin with an initial capital letter have the defined meaning set forth in Appendix I or elsewhere in this Plan, in either case unless the context of their use clearly indicates a different meaning.

(d) Effect on Other Plans, Awards, and Arrangements.  This Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future, pursuant to any agreement, plan, or program that is independent of this Plan.

(e) Appendices.  Incorporated by reference and thereby part of the Plan are the definitions set forth in Appendix I hereof.

2. Types of Awards.  The Plan permits the granting of the following types of Awards according to the Sections of the Plan listed here:

Section 5	Stock Options
Section 6	Share Appreciation Rights (“SARs”)
Section 7	Restricted Shares, Restricted Share Units (“RSUs”), and Unrestricted Shares
Section 8	Deferred Share Units (“DSUs”)
Section 9	Performance and Cash-settled Awards
Section 10	Dividend Equivalent Rights

3.	Shares Available for Awards.

(a) Generally, Subject to Section 13 below, a total of 1,322,983 Shares shall be available for issuance under the Plan. The Shares deliverable pursuant to Awards shall be authorized but unissued Shares, or Shares that the Company otherwise holds in treasury or in trust.

(b) Replenishment; Counting of Shares.  Any Shares reserved for Plan Awards will again be available for future Awards if the Shares for any reason will never be issued to a Participant or Beneficiary pursuant to an Award (for example, due to its settlement in cash rather than in Shares, or the Award’s forfeiture, cancellation, expiration, or net settlement without the issuance of Shares). Further, and to the extent permitted under Applicable Law, the maximum number of Shares available for delivery under the Plan shall not be reduced by any Shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future awards as a condition of the Company’s or an Affiliate’s acquiring another entity. On the other hand, Shares that a Person owns and tenders in payment of all or part of the exercise price of an Award or in satisfaction of applicable Withholding Taxes shall not increase the number of Shares available for future issuance under the Plan.

(c) ISO Share Reserve.  The number of Shares that are available for ISO Awards shall not exceed the total number set forth in Section 3(a) above (as adjusted pursuant to Section 13 of the Plan, and as determined in accordance with Code Section 422).

4.	Eligibility.

(a) General Rule.  Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those Persons to whom Awards may be granted. Each Award shall be evidenced by an Award Agreement that sets forth its Grant Date and all other terms and conditions of the Award, that is signed on behalf of the Company (or delivered by an authorized agent through an electronic medium), and that, if required by the Committee, is signed by the Eligible Person as an acceptance of the Award. The grant of an Award shall not obligate the Company or any Affiliate to continue the employment or service of any Eligible Person, or to provide any future Awards or other remuneration at any time thereafter.

(b) Option and SAR Limits per Person.  During the term of the Plan, no Participant may receive Options and SARs that relate to more than 25% of the maximum number of Shares issuable under the Plan as of its Effective Date, as such number may be adjusted pursuant to Section 13 below.

(c) Replacement Awards.  Subject to Applicable Law (including any associated stockholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant, with the Participant’s consent, surrender for cancellation some or all of the Awards or other grants that the Participant has received under this Plan or otherwise. An Award conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options and SARs, these other terms may not involve an exercise price that is lower than the exercise price of the surrendered Option or SAR unless the Company’s stockholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

5.	Stock Options.

(a) Grants.  Subject to the special rules for ISOs set forth in the next paragraph, the Committee may grant Options to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan, that may be immediately exercisable or that may become exercisable in whole or in part based on future events or conditions, that may include vesting or other requirements for the right to exercise the Option, and that may differ for any reason between Eligible Persons or classes of Eligible Persons, provided in all instances that:

(i)	the exercise price for Shares subject to purchase through exercise of an Option shall not be less than 100% of the Fair Market Value of the underlying Shares on the Grant Date; and

(ii)	no Option shall be exercisable for a term ending more than ten years after its Grant Date.

(b) Special ISO Provisions.  The following provisions shall control any grants of Options that are denominated as ISOs.

(i)	Eligibility. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Code Section 424.

(ii)	Documentation. Each Option that is intended to be an ISO must be designated in the Award Agreement as an ISO, provided that any Option designated as an ISO will be a Non-ISO to the extent the Option fails to meet the requirements of Code Section 422. In the case of an ISO, the Committee shall determine on the Date of Grant the acceptable methods of paying the exercise price for Shares, and it shall be included in the applicable Award Agreement.

(iii)	$100,000 Limit. To the extent that the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds U.S. $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the U.S. $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the U.S. $100,000 limit, the most recently granted Options shall be reduced first. In the event that Code Section 422 is amended to alter the limitation set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

(iv)	Grants to 10% Holders. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the ISO’s term shall not exceed five years from the Grant Date, and the exercise price shall be at least 110% of the Fair Market Value of the underlying Shares on the Grant Date. In the event that Code Section 422 is amended to alter the limitations set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

(v)	Substitution of Options. In the event the Company or an Affiliate acquires (whether by purchase, merger, or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Code Section 424, the Committee may, in accordance with the provisions of that Section, substitute ISOs for ISOs previously granted under the plan of the acquired company provided (A) the excess of the aggregate Fair Market Value of the Shares subject to an ISO immediately after the substitution over the aggregate exercise price of such shares is not more than the similar excess immediately before such substitution, and (B) the new ISO does not give additional benefits to the Participant, including any extension of the exercise period.

(vi)	Notice of Disqualifying Dispositions. By executing an ISO Award Agreement, each Participant agrees to notify the Company in writing immediately after the Participant sells, transfers or otherwise disposes of any Shares acquired through exercise of the ISO, if such disposition occurs within the earlier of (A) two years of the Grant Date, or (B) one year after the exercise of the ISO being exercised. Each Participant further agrees to provide any information about a disposition of Shares as may be requested by the Company to assist it in complying with any applicable tax laws.

(c) Method of Exercise.  Each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares) at any time and from time to time prior to its expiration, but only pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement. Exercise shall occur by delivery of both written notice of exercise to the secretary of the Company, and payment of the full exercise price for the Shares being purchased. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i)	cash or check payable to the Company (in U.S. dollars);

(ii)	other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (D) are duly endorsed for transfer to the Company;

(iii)	a net exercise by surrendering to the Company Shares otherwise receivable upon exercise of the Option;

(iv)	a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may elect to concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

(v)	any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until the Company has received sufficient funds to cover the full exercise price due and all applicable Withholding Taxes required by reason of such exercise.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(d) Exercise of an Unvested Option.  The Committee in its sole discretion may allow a Participant to exercise an unvested Option, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Option.

(e) Termination of Continuous Service.  The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards.

The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

Reason for terminating Continuous Service	Option Termination Date
(I) By the Company for Cause, or what would have been Cause if the Company had known all of the relevant facts.	Termination of the Participant’s Continuous Service, or when Cause first existed if earlier.
(II) Disability of the Participant.	Within one year after termination of the Participant’s Continuous Service.

Reason for terminating Continuous Service	Option Termination Date
(III) Retirement of the Participant after age 65 with five years or more of Continuous Service.	Within one year after termination of the Participant’s Continuous Service.
(IV) Death of the Participant during Continuous Service or within 90 days thereafter.	Within one year after termination of the Participant’s Continuous Service.
(V) Other than due to Cause or the Participant’s Disability, Retirement, or Death.	Within 90 days after termination of the Participant’s Continuous Service.

If there is a Securities and Exchange Commission blackout period (or a Committee-imposed blackout period) that prohibits the buying or selling of Shares during any part of the ten day period before the expiration of any Option based on the termination of a Participant’s Continuous Service (as described above), the period for exercising the Options shall be extended until ten days beyond when such blackout period ends. Notwithstanding any provision hereof or within an Award Agreement, no Option shall ever be exercisable after the expiration date of its original term as set forth in the Award Agreement.

(f) Buyout.  The Committee may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made. In addition, but subject to any stockholder approval requirement of Applicable Law as well as to any Applicable Law that would adversely affect a Participant whose Award is cashed-out, if the Fair Market Value for Shares subject to an Option is more than 33% below their exercise price for more than 30 consecutive business days, the Committee may unilaterally terminate and cancel the Option either (i) by paying the Participant, in cash or Shares, an amount not less than the Black-Scholes value of the vested portion of the Option being cancelled, (ii) by irrevocably committing to grant, on any date the Committee designates, a new Award other than an Option or SAR, or (iii) by irrevocably committing to grant a new Option, on a designated date on or after such termination and cancellation of such Option (but only if the Participant’s Continuous Service has not terminated prior to such designated date), on substantially the same terms as the cancelled Option, provided that the per Share exercise price for the new Option shall equal the per Share Fair Market Value of a Share on the date the new grant occurs.

6.	SARs.

(a) Grants.  The Committee may grant SARs to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan; provided that:

(i)	the exercise price for the Shares subject to each SAR shall not be less than 100% of the Fair Market Value of the underlying Shares on the Grant Date;

(ii)	no SAR shall be exercisable for a term ending more than ten years after its Grant Date; and

(iii)	each SAR shall, except to the extent an SAR Award Agreement provides otherwise, be subject to the provisions of Section 5(e) relating to the effect of a termination of Participant’s Continuous Service and Section 5(f) relating to buyouts, in each case with “SAR” being substituted for “Option.”

(b) Settlement.  Subject to the Plan’s terms, an SAR shall entitle the Participant, upon exercise of the SAR, to receive Shares having a Fair Market Value on the date of exercise equal to the product of the number of Shares as to which the SAR is being exercised, and the excess of (i) the Fair Market Value, on such date, of the Shares covered by the exercised SAR, over (ii) an exercise price designated in the SAR Award Agreement. Notwithstanding the foregoing, an SAR Award Agreement may limit the total settlement value that the Participant will be entitled to receive upon the SAR’s exercise, and may provide for settlement either in cash or in any combination of cash or Shares that the Committee may authorize pursuant to an Award Agreement. If, on the date on which an SAR or portion thereof is to expire, the Fair Market Value exceeds the per Share exercise price of such SAR, then the SAR shall be deemed exercised and cancelled without any payment in settlement thereof; subject to any specific provision to the contrary within an Award Agreement.

(c) SARs related to Options.  The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option, and shall have an exercise price that is not less than the exercise price of the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 6(b) above. Any SAR granted in tandem with an ISO will contain such terms as may be required to comply with the provisions of Code Section 422.

(d) Effect on Available Shares.  At each time of an exercise of an SAR that is settled in Shares, only those Shares that are issued or delivered in settlement of the exercise shall be counted against the number of Shares available for Awards under the Plan; provided that the number of Shares that are issued or delivered pursuant to the exercise of an SAR shall not exceed the number of Shares specified in the Award Agreement as being subject to the SAR Award.

7.	Restricted Shares, RSUs, and Unrestricted Share Awards.

(a) Grant.  The Committee may grant Restricted Share, RSU, or Unrestricted Share Awards to Eligible Persons, in all cases pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan. The Committee shall establish as to each Restricted Share or RSU Award the number of Shares deliverable or subject to the Award (which number may be determined by a written formula), and the period or periods of time (the “Restriction Period”) at the end of which all or some restrictions specified in the Award Agreement shall lapse, and the Participant shall receive unrestricted Shares (or cash to the extent provided in the Award Agreement) in settlement of the Award. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability, and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Committee, including, without limitation, criteria based on the Participant’s duration of employment, directorship or consultancy with the Company, individual, group, or divisional performance criteria, Company performance, or other criteria selection by the Committee. The Committee may make Restricted Share and RSU Awards with or without the requirement for payment of cash or other consideration. In addition, the Committee may grant Awards hereunder in the form of Unrestricted Shares which shall vest in full upon the Grant Date or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to pay for such Shares or to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

(b) Vesting and Forfeiture.  The Committee shall set forth, in an Award Agreement granting Restricted Shares or RSUs, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to RSUs will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or as the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any reason, the Participant shall forfeit his or her Restricted Shares and RSUs to the extent the Participant’s interest therein has not vested on or before such termination date; provided that if a Participant purchases Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant to the extent either set forth in an Award Agreement or required by Applicable Law.

(c) Certificates for Restricted Shares.  Unless otherwise provided in an Award Agreement, the Company shall hold certificates representing Restricted Shares and dividends (whether in Shares or cash) that accrue with respect to them until the restrictions lapse, and the Participant shall provide the Company with appropriate stock powers endorsed in blank. The Participant’s failure to provide such stock powers within ten days after a written request from the Company shall entitle the Committee to unilaterally declare a forfeiture of all or some of the Participant’s Restricted Shares.

(d) Section 83(b) Elections.  A Participant may make an election under Code Section 83(b) (the “Section 83(b) Election”) with respect to Restricted Shares. A Participant who has received RSUs may, within ten days after receiving the RSU Award, provide the Committee with a written notice of his or her desire to make Section 83(b) Election with respect to the Shares subject to such RSUs. The Committee may in its discretion convert the Participant’s RSUs into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s RSU Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares; provided that the Participant’s Section 83(b) Election will be invalid if not filed with the Company and the appropriate U.S. tax authorities within 30 days after the Grant Date of the RSUs replaced by the Restricted Shares.

(e) Deferral Elections for RSUs.  To the extent specifically provided in an Award Agreement, a Participant may irrevocably elect, in accordance with Section 8 below, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant both more than 12 months after the date of the Participant’s deferral election and upon the vesting of an RSU Award. If the Participant makes this election, the Company shall credit the Shares subject to the election, and any associated Shares attributable to Dividend Equivalent Rights attached to the Award, to a DSU account established pursuant to Section 8 below on the date such Shares would otherwise have been delivered to the Participant pursuant to this Section.

(f) Issuance of Shares upon Vesting.  As soon as practicable after vesting of a Participant’s Restricted Shares (or of the right to receive Shares underlying RSUs), the Company shall deliver to the Participant, free from vesting restrictions, one Share for each surrendered and vested Restricted Share (or deliver one Share free of the vesting restriction for each vested RSU), unless an Award Agreement provides otherwise and subject to Section 11 regarding Withholding Taxes. No fractional Shares shall be distributed, and cash shall be paid in lieu thereof.

8.	DSUs.

(a) Elections to Defer.  The Committee may make DSU awards to Eligible Persons pursuant to Award Agreements (regardless of whether or not there is a deferral of the Eligible Person’s compensation), and may permit select Eligible Persons to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any RSU Award) and in lieu thereof to have the Company credit to an internal Plan account a number of DSUs having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar quarter (or other period determined by the Committee) during which compensation is deferred. Notwithstanding the foregoing sentence, a Participant’s Election Form will be ineffective with respect to any compensation that the Participant earns before the date on which the Election Form takes effect. For any Participant who is subject to U.S. income taxation, the Committee shall only authorize deferral elections under this Section (i) pursuant to written procedures, and using written Election Forms, that satisfy the requirements of Code Section 409A, and (ii) only by Eligible Persons who are Directors, Consultants, or members of a select group of management or highly compensated Employees (within the meaning of ERISA).

(b) Vesting.  Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to DSUs.

(c) Issuances of Shares.  Unless an Award Agreement expressly provides otherwise, the Company shall settle a Participant’s DSU Award, by delivering one Share for each DSU, in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service ends for any reason, subject to –

(i)	the Participant’s right to elect a different form of distribution, only on a form provided by and acceptable to the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are triggered by, and completed within ten years following, the last day of the Participant’s Continuous Service, and

(ii)	the Company’s acceptance of the Participant’s distribution election form executed at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 8(a), provided that the Participant may change a distribution election through any subsequent election that (A) the Participant delivers to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s initial distribution election, and (B) defers the commencement of distributions by at least five years from the originally scheduled distribution commencement date.

Fractional shares shall not be issued, and instead shall be paid out in cash.

(d) Emergency Withdrawals.  In the event that a Participant suffers an unforeseeable emergency within the contemplation of this Section, the Participant may apply to the Committee for an immediate distribution of all or a portion of the Participant’s DSUs. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent (within the meaning of Code Section 152) of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. The Committee shall, in its sole and absolute discretion, determine whether a Participant has a qualifying unforeseeable emergency, may require independent verification of the emergency, and may determine whether or not to provide the Participant with cash or Shares. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The number of Shares subject to the Participant’s DSU Award shall be reduced by any Shares distributed to the Participant and by a number of Shares having a Fair Market Value on the date of the distribution equal to any cash paid to the Participant pursuant to this Section. For all DSUs granted to Participants who are U.S. taxpayers, the term “unforeseeable emergency” shall be interpreted in accordance with Code Section 409A.

(e) Termination of Service.  For purposes of this Section, a Participant’s “Continuous Service” shall only end when the Participant incurs a “separation from service” within the meaning of Treasury Regulations § 1.409A-1(h). A Participant shall be considered to have experienced a termination of Continuous Service when the facts and circumstances indicate that either (i) no further services will be performed for the Company or any Affiliate after a certain date, or (ii) that the level of bona fide services the Participant will perform after such date (whether as an Employee, Director, or Consultant) are reasonably expected to permanently decrease to no more than 50% of the average level of bona fide services performed by such Participant (whether as an Employee, Director, or Consultant) over the immediately preceding 36-month period (or full period of services to the Company and its Affiliates if the Participant has been providing such services for less than 36 months).

9.	Performance and Cash-Settled Awards.

(a) Performance Units.  Subject to the limitations set forth in paragraph (b) hereof, the Committee may in its discretion grant Performance Awards, including Performance Units to any Eligible Person, including Performance Unit Awards that (i) have substantially the same financial benefits and other terms and conditions as Options, SARs, RSUs, or DSUs, but (ii) are settled only in cash. All Awards hereunder shall be made pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan.

(b) Performance Compensation Awards.  Subject to the limitations set forth in this Section, the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” (payable in cash or Shares) in order that such Award constitutes, and has terms and conditions that are designed to qualify as, “qualified performance-based compensation” under Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under

Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being defined below). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance

(c) Limitations on Awards.  The maximum Performance Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period, without regard to time of vesting or exercisability, shall not together exceed 25% of the number of Shares reserved under Section 3, as adjusted pursuant to Section 13 below (or, for Performance Units to be settled in cash, U.S. $2,000,000. The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will be credited as DSUs or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Code Section 162(b).

(d) Definitions.

(i)	“Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii)

“Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, successfully completion clinical trials, submission of applications with the U.S. Food and Drug Administration (“FDA”) for new tests, receipt from the FDA of clearance for new tests, commercialization of new tests, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii)	“Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

(e) Deferral Elections.  At any time prior to the date that is both at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to a Performance Award and at which time vesting or payment is substantially uncertain to occur, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of ERISA) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 8 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to this Section.

10.   Dividend Equivalent Rights.  To the extent expressly provided in an Award Agreement, a Dividend Equivalent Right shall entitle an Eligible Person who has received an Award to be credited with dividends that the Company declares and pays (in cash, Shares, or other securities) to its stockholders of record between the Grant Date and the settlement date of the Award. Any Dividend Equivalent Rights arising from cash dividends shall be immediately deemed to be reinvested in Shares having a Fair Market Value equal to such cash dividends (unless an Award Agreement provides otherwise). The Company shall settle Dividend Equivalent Rights by issuing Shares to a Participant to the extent they were previously credited to the Participant as Dividend Equivalent Rights and are attributable to Shares that the Participant is either purchasing pursuant to the exercise of an Option or SAR, or receiving as settlement of another Award. Notwithstanding the foregoing, the Committee may in an Award Agreement or modification thereto provide for (i) an earlier or later settlement event for Dividend Equivalent Rights, and (ii) complete or partial settlement in cash rather than in Shares.

11.	Taxes; Withholding.

(a) General Rule.  Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards, and neither the Company, any Affiliate, nor any of their employees, directors, or agents shall have any obligation to mitigate, indemnify, or to otherwise hold any Participant harmless from any or all of such taxes. The Company’s obligation to deliver Shares (or to pay cash) to Participants pursuant to Awards is at all times subject to their prior or coincident satisfaction of all required Withholding Taxes. Except to the extent otherwise either provided in an Award Agreement or thereafter authorized by the Committee, the Company or any Affiliate will satisfy required Withholding Taxes that the Participant has not otherwise arranged to settle before the due date thereof –

(i)	first from withholding the cash otherwise payable to the Participant pursuant to the Award;

(ii)	then by withholding and cancelling the Participant’s rights with respect to a number of Shares that (A) would otherwise have been delivered to the Participant pursuant to the Award, and (B) have an aggregate Fair Market Value equal to the Withholding Taxes (such withheld Shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of the withholding); and

(iii)	finally, withholding the cash otherwise payable to the Participant by the Company.

The number of Shares withheld and cancelled to pay a Participant’s Withholding Taxes will be rounded up to the nearest whole Share sufficient to satisfy such taxes, with cash being paid to the Participant in an amount equal to the amount by which the Fair Market Value of such Shares exceeds the Withholding Taxes.

(b) U.S. Code Section 409A.  To the extent that the Committee determines that any Award granted under the Plan is subject to Code Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Code Section 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate (i) to exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) to comply with the requirements of Code Section 409A and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

(c) Unfunded Tax Status.  The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Person pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Person any rights that are greater than those of a general creditor of the Company or any Affiliate, and a Participant’s rights under the Plan at all times constitute an unsecured claim against the general assets of the Company for the collection of benefits as they come due. Neither the Participant nor the Participant’s duly-authorized transferee or Beneficiaries shall have any claim against or rights in any specific assets, Shares, or other funds of the Company.

12.	Non-Transferability of Awards.

(a) General.  Except as set forth in this Section, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a death Beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, by the duly-authorized legal representative of a holder who is Disabled, or by a transferee permitted by this Section.

(b) Limited Transferability Rights.  The Committee may in its discretion provide in an Award Agreement that an Award in the form of a Non-ISO, a Share-settled SAR, Restricted Shares, or Performance Shares may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

(c) Death.  In the event of the death of a Participant, any outstanding Awards issued to the Participant shall automatically be transferred to the Participant’s Beneficiary (or, if no Beneficiary is designated or surviving, to the person or persons to whom the Participant’s rights under the Award pass by will or the laws of descent and distribution).

13.	Change in Capital Structure; Change in Control; Etc.

(a) Changes in Capitalization.  The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the exercise or other price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, merger, consolidation, change in form of organization, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including cash or securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of cash or securities shall not require the consent of any person who is granted Awards pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

(b) Dissolution or Liquidation.  In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such dissolution or liquidation, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c) Change in Control.  In the event of a Change in Control but subject to the terms of any Award Agreements or employment-related agreements between the Company or any Affiliates and any Participant, each outstanding Award shall be assumed or a substantially equivalent award shall be substituted by the surviving or successor company or a parent or subsidiary of such successor company (in each case, the “Successor Company”) upon consummation of the transaction. Notwithstanding the foregoing, instead of having outstanding Awards be assumed or replaced with equivalent awards by the Successor Company, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions (with respect to any or all of the Awards, and with discretion to differentiate between individual Participants and Awards for any reason):

(i)	accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued pursuant to an Award shall lapse as to the Shares subject to such repurchase right;

(ii)	arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards (with the Committee determining the amount payable to each Participant based on the Fair Market Value, on the date of the Change in Control, of the Award being cancelled, based on any reasonable valuation method selected by the Committee);

(iii)	terminate all or some Awards upon the consummation of the transaction, provided that the Committee shall provide for vesting of such Awards in full as of a date immediately prior to consummation of the Change in Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation;

(iv)	make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 13 above.

14.	Termination, Rescission and Recapture of Awards.

(a) Each Award under the Plan is intended to align the Participant’s long-term interests with those of the Company. Accordingly, unless otherwise expressly provided in an Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Shares (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if the Participant does not comply with the conditions of subsections (b), (c), and (e) hereof (collectively, the “Conditions”).

(b) The Participant shall comply with any agreement between the Participant and the Company with regard to nondisclosure of the Company’s proprietary or confidential information or material.

(c) The Participant shall comply with any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments and improvements).

(d) Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan.

(e) If the Company determines, in its sole and absolute discretion, that (i) a Participant has violated any of the Conditions set forth in subsection (b) or (c); (ii) during his or her Continuous Service, or within one year after its termination for any reason, a Participant has solicited any non-administrative employee of the Company to terminate employment with the Company; or (y) during his or her Continuous Service, a Participant has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant’s relevant Awards, Shares, and the proceeds thereof.

(f) Within ten days after receiving notice from the Company of any such activity described in Section 14(e) above, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery.

(g) Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award.

(h) All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

(i) If any provision within this Section is determined to be unenforceable or invalid under any Applicable Law, such provision will be applied to the maximum extent permitted by Applicable Law, and shall automatically be deemed amended in a manner consistent with its objectives and any limitations required under Applicable Law.

15. Recoupment of Awards.   Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, the Committee may in its sole and absolute discretion, without obtaining the approval or consent of the Company’s stockholders or of any Participant, require that any Participant reimburse the Company for all or any portion of any Awards granted under this Plan (“Reimbursement”), or the Committee may require the Termination or Rescission of, or the Recapture associated with, any Award, if and to the extent –

(a) the granting, vesting, or payment of such Award was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement;

(b) in the Committee’s view the Participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any Affiliate; and

(c) a lower granting, vesting, or payment of such Award would have occurred based upon the conduct described in clause (b) of this Section.

In each instance, the Committee will, to the extent practicable and allowable under Applicable Laws, require Reimbursement, Termination or Rescission of, or Recapture relating to, any such Award granted to a Participant; provided that the Company will not seek Reimbursement, Termination or Rescission of, or Recapture relating to, any such Awards that were paid or vested more than three years prior to the first date of the applicable restatement period.

16. Relationship to other Benefits.  No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

17. Administration of the Plan.   The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee, the Board shall function as the Committee for all purposes of the Plan.

(a) Committee Composition.  The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more executive officers to make Awards to Eligible Persons other than themselves. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(b) Powers of the Committee.  Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i)	to grant Awards and to determine Eligible Persons to whom Awards shall be granted from time to time, and the number of Shares, units, or dollars to be covered by each Award;

(ii)	to determine, from time to time, the Fair Market Value of Shares;

(iii)	to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv)	to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v)	to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

(vi)	to the extent consistent with the purposes of the Plan and without amending the Plan, to modify, to cancel, or to waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs;

(vii)	in the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting, settlement, or exercise of Award, such as a system using an internet website or interactive voice response, to implement paperless documentation, granting, settlement, or exercise of Awards by a Participant may be permitted through the use of such an automated system; and

(viii)	to make all interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Directors or Employees.

(d) Local Law Adjustments and Sub-plans.  To facilitate the making of any grant of an Award under this Plan, the Committee may adopt rules and provide for such special terms for Awards to Participants who are located within the United States, foreign nationals, or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts, and settle Awards in cash in lieu of shares, as may be appropriate, required or applicable to particular locations and countries.

(c) Action by Committee.  Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by an officer or other employee of the Company or any Affiliate, the Company’s independent certified public accounts, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

(d) Deference to Committee Determinations.  The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, and all determination the Committee makes pursuant to the Plan shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

(e) No Liability; Indemnification.  Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who in good faith takes action on behalf of the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Plan. The Company and its Affiliates may, but shall not be required to, obtain liability insurance for this purpose.

(f) Expenses.  The expenses of administering the Plan shall be borne jointly and severally by the Company and its Affiliates.

18. Modification of Awards and Substitution of Options.  Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised, to accelerate the vesting of any Award, to extend or renew outstanding Awards, to accept the cancellation of outstanding Awards to the extent not previously exercised, or to make any change that the Plan would permit for a new Award. Notwithstanding the foregoing, no modification of an outstanding Award may materially and adversely affect a Participant’s rights thereunder unless either (a) the Participant provides written consent to the modification, or (b) before a Change in Control, the Committee determines in good faith that the modification is not materially adverse to the Participant.

19. Plan Amendment and Termination.  The Board may amend or terminate the Plan as it shall deem advisable; provided that no change shall be made that increases the total number of Shares reserved for issuance pursuant to Awards (except pursuant to Section 13 above) unless such change is authorized by the stockholders of the Company. A termination or amendment of the Plan shall not materially and adversely affect a Participant’s vested rights under an Award previously granted to him or her, unless either (a) the Participant consents in writing to such termination or amendment, or (b) before a Change in Control, the Committee determines in good faith that the modification is not materially adverse to the Participant. Notwithstanding the foregoing, the Committee may amend the Plan to comply with changes in tax or securities laws or regulations, or in the interpretation thereof.

20. Term of Plan.  If not sooner terminated by the Board, this Plan shall terminate at the close of business on the date ten years after its Effective Date. No Awards shall be made under the Plan after its termination; however, termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21. Governing Law.  The terms of this Plan shall be governed by the laws of the State of California, within the United States of America, without regard to the State’s conflict of laws rules.

22.	Laws and Regulations.

(a) General Rules.  This Plan, the granting of Awards, the exercise of Options and SARs, and the obligations of the Company hereunder (including those to pay cash or to deliver, sell or accept the surrender of any of its Shares or other securities) shall be subject to all Applicable Law. In the event that any Shares are not registered under any Applicable Law prior to the required delivery of them pursuant to Awards, the Company may require, as a condition to their issuance or delivery, that the persons to whom the Shares are to be issued or delivered make any written representations and warranties (such as that such Shares are being acquired by the Participant for investment for the Participant’s own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares) that the Committee may reasonably require, and the Committee may in its sole discretion include a legend to such effect on the certificates representing any Shares issued or delivered pursuant to the Plan.

(b) Black-out Periods.  Notwithstanding any contrary terms within the Plan or any Award Agreement, the Committee shall have the absolute discretion to impose a “blackout” period on the exercise of any Option or SAR, as well as the settlement of any Award, with respect to any or all Participants (including those whose Continuous Service has ended) to the extent that the Committee determines that doing so is either desirable or required in order to comply with applicable securities laws.

23. No Stockholder Rights.  Neither a Participant nor any transferee or Beneficiary of a Participant shall have any rights as a stockholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to such Participant, transferee, or Beneficiary for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares or Restricted Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a stockholder with respect to the Shares underlying the Award (unless otherwise provided in the Award Agreement for Restricted Shares), notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan or an Award Agreement.

Appendix I: Definitions

As used in the Plan, the following terms have the meanings indicated when they begin with initial capital letters within the Plan:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under any applicable laws of the United States, any other country, and any provincial, state, or local subdivision, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a RSU, an Unrestricted Share, a DSU, a Performance Award, or Dividend Equivalent Rights, or any combination thereof, whether alternative or cumulative.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Beneficiary” means the person or entity designated by the Participant, in a form approved by the Company, to exercise the Participant’s rights with respect to an Award or receive payment or settlement under an Award after the Participant’s death.

“Board” means the Board of Directors of the Company.

“Cause” will have the meaning set forth in any unexpired employment agreement between the Company and the Participant. In the absence of such an agreement, “Cause” will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

“Change in Control” means any of the following:

(i) Merger. The Company consummates a merger, or consolidation of the Company with any other corporation unless: (A) the voting securities of the Company outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and (B) no

Person (other than Persons who are Employees at any time more than one year before a transaction) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities.

(ii) Sale of Assets. The stockholders of the Company approve an agreement for the sale or disposition by the Company of all, or substantially all, of the Company’s assets.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or its successor, provided that the term “Committee” means (i) with respect to any decision involving an Award intended to satisfy the requirements of Code Section 162(m), a committee consisting of two or more Directors of the Company who are “outside directors” within the meaning of Code Section 162(m), and (ii) with respect to any decision relating to a Reporting Person, a committee consisting of solely of two or more Directors who are disinterested within the meaning of Rule 16b-3.

“Company” means Vermillion, Inc., a California corporation; provided that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Company Stock” means common stock, $0.001 par value, of the Company. In the event of a change in the capital structure of the Company affecting the common stock (as provided in Section 13), the Shares resulting from such a change in the common stock shall be deemed to be Company Stock within the meaning of the Plan.

“Consultant” means any person (other than an Employee or Director), including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means a Participant’s period of service in the absence of any interruption or termination, as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) transfers between locations of the Company or between the Company and its Affiliates. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service if the individual continues to perform bona fide services for the Company. The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided, however, that in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave).

“Deferred Share Units” or “DSUs” mean Awards pursuant to Section 8 of the Plan.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Disabled” means a condition under which a Participant –

(i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

(ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than three months under an accident or health plan covering employees of the Company.

“Dividend Equivalent Rights” means Awards pursuant to Section 10 of the Plan, which may be attached to other Awards.

“Effective Date” means the date on which the Board approves the Plan.

“Eligible Person” means any Consultant, Director, or Employee and includes non-Employees to whom an offer of employment has been or is being extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Employer” means the Company and each Subsidiary and Affiliate that employs one or more Participants.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the closing price of the Company Stock on the New York Stock Exchange, the American Stock Exchange, NASDAQ or such other stock exchange as the Company Stock is then listed for trading, as of such date (and, if none, as determined by the Committee in good faith based on relevant facts and circumstances).

“Grant Date” means the later of (i) the date designated as the “Grant Date” within an Award Agreement, and (ii) date on which the Committee determines the key terms of an Award, provided that as soon as reasonably practical thereafter the Committee both notifies the Eligible Person of the Award and enters into an Award Agreement with the Eligible Person.

“Incentive Stock Option” (or “ISO”) means, an Option that qualifies for favorable income tax treatment under Code Section 422.

“Non-ISO” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Award Agreement.

“Option” means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

“Participant” means any Eligible Person who holds an outstanding Award.

“Performance Awards” mean Awards granted pursuant to Section 9.

“Performance Unit” means an Award granted pursuant to Section 9(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Plan” means this Vermillion, Inc. 2010 Stock Incentive Plan.

“Recapture” and “Rescission” have the meaning set forth in Section 14 of the Plan.

“Reimbursement” has the meaning set forth in Section 15 of the Plan.

“Reporting Person” means an Employee, Director, or Consultant who is subject to the reporting requirements set forth under Rule 16b-3.

“Restricted Share” means a Share of Company Stock awarded with restrictions imposed under Section 7.

“Restricted Share Unit” or “RSU” means a right granted to a Participant to receive Shares or cash upon the lapse of restrictions imposed under Section 7.

“Retirement” means a Participant’s termination of employment after age 65.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“Share” means a share of Common Stock of the Company, as adjusted in accordance with Section 13 of the Plan.

“SAR” or “Share Appreciation Right” means a right to receive amounts awarded under Section 6.

“Ten Percent Holder” means a person who owns (within the meaning of Code Section 422) stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company.

“Unrestricted Shares” mean Shares (without restrictions) awarded pursuant to Section 7 of the Plan.

“Withholding Taxes” means the aggregate minimum amount of federal, state, local and foreign income, payroll and other taxes that the Company and any Affiliates are required to withhold in connection with any Award.

VERMILLION, INC.

Shareowner ServicesSM

P.O. Box 64945, St. Paul, MN 55164-0945

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,

SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

Please detach here

VERMILLION, INC.’s Board of Directors recommends a vote FOR proposals 1, 2 and 3.

1. Election of Directors: 01 Gail S. Page

02 John F. Hamilton

03 William C. Wallen, Ph.D.

Vote FOR

all nominees (except as marked)

Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to approve the 2010 Stock Incentive Plan.

3. Proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2010.

For

For

Against

Against

Abstain

Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address change? Mark box Indicate changes below

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority.

Corporations should provide full name of corporation and title of authorized officer signing the proxy.

VERMILLION, INC.

ANNUAL MEETING OF STOCKHOLDERS

Friday, December 3, 2010

8:00 a.m. (CST)

Hampton Inn

2013 FM 620 South

Lakeway, Texas 78734

VERMILLION, INC.

VERMILLIONTM

12117 Bee Caves Road, Building Two, Suite 100

Austin, Texas, 78738

proxy

The signatory hereby appoint(s) each of Gail S. Page and Sandra A. Gardiner, with full power of substitution, the lawful attorney and proxy of the signatory to vote as designated on the reverse side, and, in her discretion, upon such other business as may properly be presented to the meeting, all of the shares of VERMILLION, INC. which the signatory shall be entitled to vote at the Annual Meeting of Stockholders to be held on December 3, 2010, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed by the stockholder(s) signing on the reverse side. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE. This proxy may be revoked at any time prior to the time it is voted by any means described in the accompanying proxy statement.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES.

(TO BE SIGNED ON REVERSE SIDE)